UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch Multi-State Municipal Series Trust
                 Merrill Lynch Florida Municipal Bond Fund
                 Merrill Lynch New Jersey Municipal Bond Fund
                 Merrill Lynch Pennsylvania Municipal Bond Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 01/31/06

Item 1 - Report to Stockholders

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Of Merrill Lynch Multi-State Municipal Series Trust

Semi-Annual Reports
January 31, 2006

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. As a result of the above transaction, the combined company is expected to become the investment adviser of the Funds contingent upon the approval of the Funds' Board of Trustees and Fund shareholders.

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Theodore R. Jaeckel Jr., Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Merrill Lynch Multi-State Municipal Series Trust. The Trust's Board of Trustees wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


2       SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

A Letter From the President

Dear Shareholder

After "muddling through" most of 2005, the financial markets saw increased volatility in January that resulted in a roller coaster of highs and lows for stocks and a similar ride for bonds. In the end, the major market indexes managed to post positive returns for the current reporting period:

Total Returns as of January 31, 2006                                    6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 4.68%         +10.38%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 8.50          +18.89
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +18.31          +22.76
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.84          + 1.80
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.33          + 2.83
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 1.40          + 3.59
-----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with eight quarter-point interest rate hikes in 2005 and another on January 31, 2006. This brought the federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its interest rate-hiking program. Still, most observers expect another rate increase in March.

Stocks recorded their third straight year of positive performance in 2005 despite struggling amid rising interest rates, record-high oil prices and a devastating hurricane season. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International markets, in the meantime, continued to benefit from strong economic statistics, trade surpluses and solid finances.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term rates advanced more moderately, resulting in a flattening yield curve. We saw the curve invert temporarily at the end of December and again at the end of January into early February, with the two-year Treasury note offering a slightly higher yield than the 10-year note.

Looking ahead, the largest questions center on the Fed's future moves, the consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you consider how these factors might impact your investments in 2006, we encourage you to review your goals with your financial advisor and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Trustee


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006               3

A Discussion With Your Funds' Portfolio Managers

      We maintained our focus on the longer end of the municipal yield curve, which remained steep compared to the shorter end and provided opportunities for enhanced yield with additional limited volatility.

Discuss the recent market environment relative to municipal bonds.

During the six-month period, long-term bond yields generally rose as their prices, which move in the opposite direction, fell. The decline in bond prices came as commodity prices, especially oil and gold, remained elevated and investors continued to focus on potential inflationary pressures. Recently, a rise in national average hourly wage levels has led some economic analysts to suggest that declines in the U.S. employment rate may result in escalating wage inflation. These concerns, coupled with moderate economic activity throughout the six-month period, helped push bond yields higher. At the end of January, 30-year U.S. Treasury bond yields stood at 4.68% -- 21 basis points higher than six months ago.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4.5% on January 31. Given no indications that the monetary tightening cycle would be curtailed in early 2006, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 10-year U.S. Treasury note yields rose 25 basis points (.25%) to 4.53% and two-year Treasury yields rose 52 basis points to 4.54%.

Tax-exempt bond yields generally mirrored the movement of their taxable counterparts throughout most of the six-month period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased 10 basis points to 4.45%, while the yield on AAA-rated issues maturing in 10 years rose 12 basis points to 3.78%. Notably, however, the municipal yield curve remained steep compared to the Treasury curve.

Over the past six months, $181 billion in new long-term municipal bonds was underwritten, an 8.8% increase compared to the same period a year ago. Refunding issues were a prominent component of municipal volume in 2005 as issuers took advantage of low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. In 2005, refunding activity of $130.3 billion exceeded 2004 refunding volume by more than 47%. However, January 2006 brought a dramatic reversal in this trend, with refunding activity declining to approximately $3.5 billion, down more than 50% from January 2005. It remains to be seen if this is the beginning of a sustained decline in refunding issuance. This is important, as analyst estimates for new-issue supply in 2006, currently in the $340 billion to $370 billion range, factor in only modest declines in refunding activity. Should January's trend continue, new-issue supply in the coming months could be significantly lower.

Investor demand for municipal product remained strong in recent quarters. According to information from the Investment Company Institute, long-term tax-exempt bond funds received $5.04 billion in net new monies during 2005. This represented a sharp reversal from the $13.67 billion outflow experienced in 2004. Net new cash flows remained strong in the first month of 2006. Recent statistics from AMG Data Services indicate that average weekly cash inflows have risen to approximately $300 million, a significant improvement from the weekly average of $65 million in December.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced annual issuance in 2006, we expect municipal bonds could enjoy solid results in the coming months.


4       SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Merrill Lynch Florida Municipal Bond Fund

Describe conditions in the State of Florida.

Florida's economy has outperformed that of both the nation and other southern states, and appears likely to continue this trend in the foreseeable future. The state's mix of solid demographics and increasing job growth among diversified industries is expected to continue to encourage migration into the state. Although national economic trends have put pressure on the state, we believe Florida is well positioned given its record of proactive management and financial flexibility.

The state's enacted fiscal year 2005 - 2006 budget is $64.7 billion, an increase of 12% from the prior year. The budget reflects a combination of spending constraints, with spending below anticipated personal income growth, and increased revenue growth. Of the increased revenue, not all is expected to be permanent, as some stems primarily from the reconstruction and replacement of property destroyed by hurricanes and, therefore, is not recurring.

Fiscal discipline has afforded the state the opportunity to provide tax relief in the form of tax-free shopping days, reduced sales tax on equipment, tax credits and a phaseout of the intangible tax. Three areas of the budget account for 93% of the total expenditures -- education at 52%, health and human services at 26% and public safety at 15%. Revenues for the first four months of the fiscal year were $602 million, 14% higher than in the prior fiscal year.

How did the Fund perform during the period?

For the six-month period ended January 31, 2006, Merrill Lynch Florida Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.23%, +1.02%, +.97% and +1.28%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 12 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +1.33% and the Lipper Florida Municipal Debt Funds category posted an average return of +1.28%. The Lehman Index measures the performance of municipal bonds in all 50 states whereas the Lipper category tracks funds that limit their investment to those securities exempt from taxation in the State of Florida.

The Fund provided competitive returns for the six-month period. Performance was driven by our positions in land-secured bonds, an area of the market we have favored for several years. These issues outperformed as credit spreads (versus higher-quality issues of comparable maturity) narrowed over the past six months. In addition, most of our holdings in this sector are in the long end of the yield curve, which continued to outperform the rest of the curve as it flattened. These land-secured bonds also have an attractive yield component. This complements our long-term commitment to providing shareholders with an above-average yield, and continued to provide an incremental advantage to the portfolio during the period.

What changes were made to the portfolio during the period?

We did not alter our strategy or make meaningful changes to the portfolio's composition during the six-month period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we remained fully invested throughout the period in order to augment yield and cautiously took advantage of the Fund's uninsured basket in adding higher-yielding credits to the portfolio.

In making new purchases, we generally focused on premium coupon bonds in the 20-year - 25-year maturity range whenever they became available. We observed the greatest value in this area, meaning we were able to capture most of the yield available on the curve without taking on the additional risk of extending into the 30-year range. Notably, we did begin to see some opportunity in the 15-year area of the curve and continue to explore opportunities there.

Issuance of Florida municipal bonds increased approximately 50% during the period compared to the same six months a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues offered relatively short maturities and yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006               5

How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. Currently, we favor bonds with 20-year - 25-year maturities and will also look to increase exposure to 15-year maturities. In the current low-yield environment, we are targeting bonds with 5% coupons, but will look for an increase in long-term rates as an opportunity to pursue higher-coupon bonds (5.25% and above) in the 20-year - 30-year maturity range.

We expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Many believe the Fed is nearing the end of its rate-hiking campaign. However, the central bank has indicated that it will become more "data dependent" in determining monetary policy, which leaves room for interpretation. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.

Merrill Lynch New Jersey Municipal Bond Fund

Describe conditions in the State of New Jersey.

Issuance of long-term municipal bonds in New Jersey totaled approximately $3.9 billion in the fourth quarter of 2005, a 2.8% decline compared to the fourth quarter of 2004. For all of 2005, New Jersey municipal volume rose 7.1% to just over $16 billion on a year-over-year basis, trailing the 13.8% increase realized in the national municipal market.

New Jersey's economy continued to show signs of recovery, as revenues through the first half of fiscal year 2006 (that is, the six months ended December 31, 2005), were reported to be favorable to budget. However, the fiscal year 2007 budget, at $28 billion, projects a shortfall of $5 billion - $6 billion. New Jersey's financial challenges include the adequate funding of the public pension system, replenishment of the Transportation Trust Fund and compliance with court-mandated school construction spending. The pension system requires a minimum $1 billion next year, and a state advisory panel has recommended an infusion of $12 billion to fix that system. In the meantime, former Governor Codey's Benefits Review Task Force released its report in December outlining recommendations for reductions in pension and health-care costs.

On the political front, New Jersey's November elections resulted in Democrats retaining control over both the state Senate and Assembly. The Democrats' gubernatorial candidate, Senator Jon Corzine, also claimed victory as the state's 54th governor.

How did the Fund perform during the period?

For the six-month period ended January 31, 2006, Merrill Lynch New Jersey Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.28%, +.98%, +.93% and +1.24%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 12 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +1.33% and the Fund's comparable Lipper category of New Jersey Municipal Debt Funds posted an average return of +.95%. Unlike the Lehman Index, which measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in the State of New Jersey.


6       SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Fund performance was driven primarily by our commitment to lower-quality, higher-yielding bonds and, secondarily, by our yield curve flattening bias. A central theme throughout the period has been the persistent narrowing of credit spreads as investors demonstrated increased risk tolerance in pursuit of higher yields and total return potential. This allowed lower-quality issues to outperform the broader municipal market. In this environment, our above-market weighting in high yield, lower-rated and unrated municipal securities, particularly those issued on behalf of airlines, aided performance. The Fund had positions in bonds issued by Continental Airlines, Inc. and American Airlines, Inc. which experienced a meaningful boost in the last three months of the period. Second, our yield curve strategy, which involved significant exposure to longer-dated securities, continued to benefit performance as the curve flattened and the longer end outperformed.

What changes were made to the portfolio during the period?

We continued to position the Fund for a flattening yield curve. For most of the period, this involved moving our exposure further out toward the 20-year - 30-year maturity range. New purchases in this area of the curve were funded primarily through the sale of bonds with 10-year and 30-year maturities, as well as some prerefunded bonds in the portfolio. When a security is prerefunded, it tends to exhibit risk characteristics more reflective of a 5-year - 10-year bond, which is not necessarily our preferred maturity range given the flattening trend. So, we generally took opportunities to sell those bonds, particularly those with lower relative yields, and reallocated the proceeds further out. In executing our restructuring efforts, we were committed to maintaining a balance between the income generated by our more seasoned, higher-couponed holdings and the total return we were trying to achieve with our new investments.

Toward the end of the period, given the degree of flattening that had been realized in the municipal yield curve, we began to focus our investments more in the 15-year - 17-year maturity range. We found that we could capture 90% - 93% of the yield available on the longest bonds (25 years - 30 years) without the additional risk of extending that far. So, this is really a continuation of our earlier flattening strategy, with purchases in the 15-year - 17-year range and still with some concentration in prerefunded bonds for their higher acquisition yields.

The Fund's overall credit profile remained essentially unchanged. Credit spreads remain quite narrow and, we believe, are likely to stay that way for the foreseeable future, supporting continued strong performance from lower-quality, higher-yielding issues.

How would you characterize the Fund's position at the close of the period?

The municipal bond market had rallied toward period-end. In light of that, we chose to take a more conservative market posture, including a duration somewhat shorter than that of our Lipper peers. We believe investors are struggling to interpret the significance of changes in statements released by the Fed as well as the uncertainty that accompanies the appointment of a new Fed chairman. We believe, and the Fed has indicated, that monetary policy will become increasingly "data dependent" now that the federal funds rate, at 4.5%, is generally perceived to be in the "neutral" range. Under these circumstances, we expect to maintain a duration fairly close to that of the Lipper average (biased toward the short side), at least until rates rise to more attractive levels.

Looking ahead, with the federal funds rate now in the neutral range, it appears we are fairly close to an inflection point, which could result in a resteepening of the yield curve. To the extent that we do reach that inflection point, we would likely reconsider our long-standing yield curve flattening strategy, looking for opportunities to reduce some of the longer-dated holdings that have outperformed and perhaps positioning the portfolio for more of a steepening environment. Having said that, we believe our neutral posture is prudent as we wait for the market to dictate the near-term direction of interest rates, which could provide opportunities to lock in gains.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006               7

A Discussion With Your Funds' Portfolio Managers (concluded)

Merrill Lynch Pennsylvania Municipal Bond Fund

Describe conditions in the Commonwealth of Pennsylvania.

Pennsylvania continued to protect its Aa2/AA/AA credit profile, as assigned by the three major credit-rating agencies, through conservative budgeting practices, a more diversified service economy and maintenance of a relatively low debt burden. Importantly, Governor Rendell's economic stimulus plans over the next several years include $2 billion in debt issuance to fund programs ranging from venture capital guarantees and real estate development to strengthening the tourism and agricultural bases. While planned debt issuance is substantial and appropriation-backed financing is a departure from historical practice, the Commonwealth's policy is to keep debt service to no more than 4% of revenues. Under failed Act 72 tax reform, the Commonwealth's subsidized share of local public school costs was to increase with local property tax reductions funded through $1 billion in new legalized gaming revenues (slot machines). However, local school district "opt in" response was an underwhelming 22%, mainly due to a controversial back-ended referendum that limited school districts' future taxing power.

The General Assembly currently has two competing bills aimed at property tax reform. The first, known as the Scavello/Benninghoff bill, would increase the personal income tax rate from 3.1% to 3.3% and expand some sales taxes. This, combined with gaming revenues, would be exchanged for property tax relief. The second proposal, Senate Bill 30, would give voters the option of swapping an increase in personal income tax rates, combined with the new gaming funding, for a reduction in property taxes. Given that 2006 is a gubernatorial election year, it is difficult to envision Governor Rendell supporting a second round of personal income tax increases without the more tangible benefits of property tax reform.

From a fiscal perspective through December 2005, fiscal year 2006 revenue collections were $170.5 million, or 1.6% above original estimates. This was primarily led by strength in corporate and personal income tax collections. On the employment front, broad-based job growth continues to be a favorable trend in Pennsylvania. The state unemployment rate was 4.9% in December 2005, down from 5.7% in December 2004. Personal income growth of 1.4% just trailed the U.S. average growth rate (ranking 34th in the second quarter of 2005), and overall reflects a wealth level on par with the nation.

How did the Fund perform during the period?

For the six-month period ended January 31, 2006, Merrill Lynch Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +.85%, +.73%, +.68% and +.99%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 12 of this report to shareholders.) For the same period, the benchmark Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +1.33%. The Lipper Pennsylvania Municipal Debt Funds category had an average return of +1.04% for the six-month period. Unlike the Lehman Index, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania.

Fund performance was driven by our focus on the long end of the yield curve, which outperformed the shorter end as the curve flattened significantly. Detracting from performance was the early call of a large position representing 4% of the portfolio and with an average coupon of 6.87%. Such yields are not available in the current environment, forcing us to reinvest the proceeds in issues with average coupons of about 5%.

What changes were made to the portfolio during the period?

There were few changes to the portfolio during the six-month period. We focused primarily on protecting the Fund's net asset value and providing shareholders with above-average income. We continued to focus on longer-dated bonds, typically in the 25-year - 30-year maturity range, as the yield curve flattened. The long end of the curve remained fairly steep and also has been less subject to bouts of volatility, allowing us the opportunity to add incremental yield while also muting the Fund's price volatility.

For the most part, new issues in Pennsylvania consisted of shorter-dated, high-quality bonds, which did not meet our desired investment characteristics. However, we did maintain ample exposure to tax-exempt bonds issued by the Commonwealth of Puerto Rico. These issues had declined in price on the back of some fiscal challenges, but rebounded nicely in the last month of the period. We believe the case for continued investment in Puerto Rico bonds remains strong.


8       SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

How would you characterize the Fund's position at the close of the period?

We believe the Fed is near the end of its monetary tightening campaign, although the timing of the eventual cessation is somewhat problematic. It appears the Fed will need to see continued evidence of softening inflationary pressures and economic activity before stopping its rate-hiking program. Until the Fed signals its intention more clearly, the taxable and tax-exempt yield curves are expected to continue their flattening trend. The U.S. Treasury curve, in fact, has already toyed with bouts of inversion.

Against this backdrop, we believe the municipal bond market is well positioned for strong performance, given the relative steepness of the tax-exempt curve (compared to the taxable curve) and an expected decline in the supply of long-term bonds in 2006. Demand on the part of retail investors has been positive in recent months, suggesting that investors are becoming comfortable with the prevailing low yields. The buildup of cash that has occurred in retail accounts likely will be deployed into the market as the Fed tightening comes to an end. Looking ahead, we would expect to adopt a duration slightly longer than that of our peers in an effort to take advantage of the anticipated market improvement.

Robert D. Sneeden
Vice President and Portfolio Manager
Merrill Lynch Florida Municipal Bond Fund

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
Merrill Lynch New Jersey Municipal Bond Fund

William R. Bock
Vice President and Portfolio Manager
Merrill Lynch Pennsylvania Municipal Bond Fund

February 21, 2006


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006               9

Performance Data

About Fund Performance

Investors are able to purchase shares of the Funds through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, each Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Funds' performance may have been lower.

Recent Performance Results

                                                              6-Month        12-Month       10-Year      Standardized
As of January 31, 2006                                     Total Return    Total Return   Total Return   30-Day Yield
=====================================================================================================================
ML Florida Municipal Bond Fund Class A Shares*                 +1.23%         +3.98%         +64.84%        3.82%
---------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*                 +1.02          +3.56          +58.44         3.57
---------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*                 +0.97          +3.46          +56.72         3.47
---------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class I Shares*                 +1.28          +4.09          +66.65         4.08
---------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class A Shares*              +1.28          +4.09          +60.39         3.58
---------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares*              +0.98          +3.66          +53.85         3.32
---------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares*              +0.93          +3.56          +52.48         3.22
---------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class I Shares*              +1.24          +4.19          +61.97         3.83
---------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class A Shares*            +0.85          +2.86          +64.26         3.86
---------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares*            +0.73          +2.44          +57.71         3.62
---------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares*            +0.68          +2.34          +56.00         3.52
---------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class I Shares*            +0.99          +2.96          +65.89         4.13
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                         +1.33          +2.83          +73.46           --
---------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


10      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Average Annual Total Return -- Merrill Lynch Florida Municipal Bond Fund

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/06                                 +3.98%         -0.18%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                               +5.76          +4.90
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                +5.12          +4.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/06                                  +3.56%         -0.42%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                +5.33          +5.00
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                 +4.71          +4.71
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/06                                  +3.46%         +2.46%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                +5.23          +5.23
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                 +4.60          +4.60
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 1/31/06                                                    +4.09%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                                  +5.86
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                                   +5.24
--------------------------------------------------------------------------------

Average Annual Total Return -- Merrill Lynch New Jersey Municipal Bond Fund

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/06                                 +4.09%        -0.08%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                               +5.26         +4.40
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                +4.84         +4.41
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/06                                  +3.66%         -0.33%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                +4.83          +4.50
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                 +4.40          +4.40
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/06                                  +3.56%         +2.56%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                +4.73          +4.73
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                 +4.31          +4.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 1/31/06                                                    +4.19%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                                  +5.36
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                                   +4.94
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              11

Performance Data (concluded)

Average Annual Total Return -- Merrill Lynch Pennsylvania Municipal Bond Fund

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/06                                 +2.86%         -1.25%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                               +5.38          +4.52
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                +5.09          +4.66
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/06                                   +2.44%         -1.50%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                 +4.97          +4.64
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                  +4.66          +4.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/06                                   +2.34%         +1.36%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                 +4.85          +4.85
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                  +4.55          +4.55
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 1/31/06                                                    +2.96%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                                  +5.48
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                                   +5.19
--------------------------------------------------------------------------------


12      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2005 and held through January 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Merrill Lynch Florida Municipal Bond Fund

                                                                                                   Expenses Paid
                                                        Beginning               Ending          During the Period*
                                                      Account Value          Account Value      August 1, 2005 to
                                                     August 1, 2005        January 31, 2006      January 31, 2006
==================================================================================================================
Actual
==================================================================================================================
Class A                                                   $1,000               $1,012.30              $4.46
------------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000               $1,010.20              $6.55
------------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000               $1,009.70              $7.05
------------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000               $1,012.80              $3.96
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Class A                                                   $1,000               $1,020.77              $4.48
------------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000               $1,018.69              $6.58
------------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000               $1,018.19              $7.08
------------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000               $1,021.27              $3.97
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Class A, 1.29% for Class B, 1.39% for Class C and .78% for Class I), multiplied by the average account value over the period, multiplied by 184/365.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              13

Disclosure of Expenses (concluded)

Merrill Lynch New Jersey Municipal Bond Fund

                                                                                          Expenses Paid
                                                   Beginning             Ending        During the Period*
                                                 Account Value       Account Value     August 1, 2005 to
                                                August 1, 2005     January 31, 2006     January 31, 2006
=========================================================================================================
Actual
=========================================================================================================
Class A                                              $1,000             $1,012.80            $4.77
---------------------------------------------------------------------------------------------------------
Class B                                              $1,000             $1,009.80            $6.84
---------------------------------------------------------------------------------------------------------
Class C                                              $1,000             $1,009.30            $7.29
---------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,012.40            $4.26
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                              $1,000             $1,020.47            $4.79
---------------------------------------------------------------------------------------------------------
Class B                                              $1,000             $1,018.40            $6.87
---------------------------------------------------------------------------------------------------------
Class C                                              $1,000             $1,017.95            $7.32
---------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,020.97            $4.28
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.94% for Class A, 1.35% for Class B, 1.44% for Class C and .84% for Class I), multiplied by the average account value over the period, multiplied by 184/365.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Merrill Lynch Pennsylvania Municipal Bond Fund

                                                                                          Expenses Paid
                                                   Beginning              Ending       During the Period*
                                                 Account Value        Account Value     August 1, 2005 to
                                                August 1, 2005      January 31, 2006    January 31, 2006
=========================================================================================================
Actual
=========================================================================================================
Class A                                              $1,000             $1,019.90            $5.04
---------------------------------------------------------------------------------------------------------
Class B                                              $1,000             $1,017.00            $7.12
---------------------------------------------------------------------------------------------------------
Class C                                              $1,000             $1,016.50            $7.62
---------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,019.50            $4.53
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                              $1,000             $1,020.21            $5.04
---------------------------------------------------------------------------------------------------------
Class B                                              $1,000             $1,018.15            $7.12
---------------------------------------------------------------------------------------------------------
Class C                                              $1,000             $1,017.64            $7.63
---------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,020.72            $4.53
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.99% for Class A, 1.40% for Class B, 1.50% for Class C and .89% for Class I), multiplied by the average account value over the period, multiplied by 184/365.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


14      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Portfolio Information as of January 31, 2006

Merrill Lynch Florida Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................          85.0%
General Obligation Bonds ...................................           9.3
Prerefunded Bonds* .........................................           2.4
Other** ....................................................           3.3
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................         56.8%
AA/Aa ......................................................          2.4
A/A ........................................................          9.8
BBB/Baa ....................................................          9.2
NR (Not Rated) .............................................         18.5
Other* .....................................................          3.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Merrill Lynch New Jersey Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................         75.6%
General Obligation Bonds ...................................         15.0
Prerefunded Bonds* .........................................          3.7
Other** ....................................................          5.7
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................         47.1%
AA/Aa ......................................................          9.1
A/A ........................................................         10.2
BBB/Baa ....................................................         13.1
BB/Ba ......................................................          3.0
B/B ........................................................          3.8
CCC/Caa ....................................................          1.8
NR (Not Rated) .............................................          6.2
Other* .....................................................          5.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

Merrill Lynch Pennsylvania Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................         78.3%
General Obligation Bonds ...................................         19.3
Other* .....................................................          2.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................         33.5%
AA/Aa ......................................................         12.4
A/A ........................................................          3.5
BBB/Baa ....................................................         34.9
BB/Ba ......................................................          3.7
CCC/Caa ....................................................          0.8
NR (Not Rated) .............................................          8.8
Other* .....................................................          2.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              15

Schedule of Investments
                       Merrill Lynch Florida Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
Florida--88.5%
--------------------------------------------------------------------------------
   $1,096   Altamonte Springs, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health
            Systems--Sunbelt), 7% due 10/01/2014 (e)                    $  1,344
--------------------------------------------------------------------------------
    1,245   Ballantrae, Florida, Community Development District,
            Capital Improvement Revenue Bonds, 6% due 5/01/2035            1,291
--------------------------------------------------------------------------------
      550   Capital Trust Agency, Florida, Air Cargo Revenue Bonds,
            AMT, 6.25% due 1/01/2019                                         569
--------------------------------------------------------------------------------
            Citrus County, Florida, Hospital Board Revenue
            Refunding Bonds (Citrus Memorial Hospital):
      960       6.25% due 8/15/2023                                        1,049
    1,500       6.375% due 8/15/2032                                       1,628
--------------------------------------------------------------------------------
    1,000   Cypress Lakes, Florida, Community Development
            District, Special Assessment Bonds, Series A, 6%
            due 5/01/2034                                                  1,036
--------------------------------------------------------------------------------
       25   Double Branch Community, Florida, Development
            District, Special Assessment Bonds, Series B-1, 5.60%
            due 5/01/2007                                                     25
--------------------------------------------------------------------------------
    1,500   Fiddlers Creek, Florida, Community Development
            District Number 2, Special Assessment Revenue Bonds,
            Series A, 6.375% due 5/01/2035                                 1,586
--------------------------------------------------------------------------------
    1,000   Flagler County, Florida, School Board, COP, Series A,
            5% due 8/01/2024 (g)                                           1,048
--------------------------------------------------------------------------------
    1,330   Florida HFA, Homeowner Mortgage Revenue Bonds,
            AMT, Series 3, 6.35% due 7/01/2028 (b)(j)                      1,371
--------------------------------------------------------------------------------
      590   Florida Housing Finance Corporation, Homeowner
            Mortgage Revenue Refunding Bonds, AMT, Series 4,
            6.25% due 7/01/2022 (g)                                          607
--------------------------------------------------------------------------------
    1,265   Florida State Board of Education, GO (Public Education
            Capital Outlay), Series J, 5% due 6/01/2031                    1,315
--------------------------------------------------------------------------------
    5,000   Florida State Board of Education, Lottery Revenue Bonds,
            DRIVERS, Series 222, 9.158% due 7/01/2017 (h)(i)               6,206
--------------------------------------------------------------------------------
    2,500   Florida State Turnpike Authority, Turnpike Revenue Bonds,
            DRIVERS, Series 218, 9.148% due 7/01/2029 (h)(i)               3,103
--------------------------------------------------------------------------------
      975   Harbor Bay, Florida, Community Development District,
            Capital Improvement Special Assessment Revenue
            Bonds, Series A, 7% due 5/01/2033                              1,053
--------------------------------------------------------------------------------
      185   Heritage Isles Community Development District, Florida,
            Special Assessment Revenue Refunding Bonds, 5.90%
            due 11/01/2006                                                   187
--------------------------------------------------------------------------------
       30   Heritage Palms, Florida, Community Development
            District, Capital Improvement Revenue Bonds, 6.25%
            due 11/01/2007                                                    30
--------------------------------------------------------------------------------
    2,000   Hernando County, Florida, School Board, COP, 5%
            due 7/01/2035 (b)                                              2,076
--------------------------------------------------------------------------------
    3,500   Highlands County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health System),
            Series A, 6% due 11/15/2031                                    3,753
--------------------------------------------------------------------------------
            Hillsborough County, Florida, IDA, Exempt Facilities
            Revenue Bonds (National Gypsum Company), AMT:
    1,000       Series A, 7.125% due 4/01/2030                             1,110
    1,750       Series B, 7.125% due 4/01/2030                             1,943
--------------------------------------------------------------------------------
            Jacksonville, Florida, Economic Development
            Commission, Health Care Facilities Revenue Bonds
            (Mayo Clinic--Jacksonville):
    1,000       Series A, 5.50% due 11/15/2036                             1,052
    1,000       Series A, 5.50% due 11/15/2036 (b)                         1,083
    2,000       Series B, 5.50% due 11/15/2036                             2,106
      410       Series B, 5.50% due 11/15/2036 (b)                           444
--------------------------------------------------------------------------------
    2,050   Jacksonville, Florida, Economic Development
            Commission, IDR (Metropolitan Parking Solutions
            Project), AMT, 5.875% due 6/01/2031 (k)                        2,212
--------------------------------------------------------------------------------
    1,200   Jacksonville, Florida, Guaranteed Entitlement Revenue
            Refunding and Improvement Bonds, 5.25%
            due 10/01/2032 (h)                                             1,268
--------------------------------------------------------------------------------
    1,000   Marco Island, Florida, Utility System Revenue Bonds,
            5% due 10/01/2033 (b)                                          1,035
--------------------------------------------------------------------------------
    2,320   Martin County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Martin Memorial Medical
            Center), Series A, 5.875% due 11/15/2032                       2,485
--------------------------------------------------------------------------------
    4,435   Miami-Dade County, Florida, Aviation Revenue Bonds,
            AMT, Series A, 5% due 10/01/2033 (g)                           4,500
--------------------------------------------------------------------------------
    2,850   Miami-Dade County, Florida, Aviation Revenue
            Refunding Bonds (Miami International Airport), AMT,
            Series A, 5% due 10/01/2038 (c)                                2,889
--------------------------------------------------------------------------------
            Miami-Dade County, Florida, Expressway Authority, Toll
            System Revenue Bonds, Series B (h):
    2,495       5.25% due 7/01/2026                                        2,694
    2,450       5% due 7/01/2033                                           2,538
--------------------------------------------------------------------------------
    1,250   Miami-Dade County, Florida, Solid Waste System
            Revenue Bonds, 5.25% due 10/01/2030 (b)                        1,345
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


16      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

                       Merrill Lynch Florida Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
   $4,225   Miami-Dade County, Florida, Subordinate Special
            Obligation Revenue Bonds, Series A, 5.20%**
            due 10/01/2032 (b)                                          $  1,084
--------------------------------------------------------------------------------
    1,000   Middle Village Community Development District,
            Florida, Special Assessment Bonds, Series A, 6%
            due 5/01/2035                                                  1,039
--------------------------------------------------------------------------------
    2,000   Midtown Miami, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series A,
            6.25% due 5/01/2037                                            2,119
--------------------------------------------------------------------------------
    1,000   Oak Creek, Florida, Community Development District,
            Special Assessment Bonds, 5.80% due 5/01/2035                  1,030
--------------------------------------------------------------------------------
    1,000   Old Palm Community Development District, Florida,
            Special Assessment Bonds (Palm Beach Gardens),
            Series A, 5.90% due 5/01/2035                                  1,038
--------------------------------------------------------------------------------
            Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds:
      500       (Adventist Health System), 6.25% due 11/15/2024              554
    2,705       (Orlando Regional Healthcare), 6%
                due 12/01/2012 (m)                                         3,073
--------------------------------------------------------------------------------
    1,500   Orlando and Orange County, Florida, Expressway
            Authority Revenue Bonds, Series B, 5%
            due 7/01/2035 (a)                                              1,548
--------------------------------------------------------------------------------
    1,000   Orlando, Florida, Greater Orlando Aviation Authority,
            Airport Facilities Revenue Bonds (JetBlue Airways Corp.),
            AMT, 6.375% due 11/15/2026                                       998
--------------------------------------------------------------------------------
            Orlando, Florida, Urban Community Development
            District, Capital Improvement Special Assessment Bonds:
    1,000       6.25% due 5/01/2034                                        1,064
      980       Series A, 6.95% due 5/01/2033                              1,058
--------------------------------------------------------------------------------
    1,265   Osceola County, Florida, Infrastructure Sales Surplus Tax
            Revenue Bonds, 5.25% due 10/01/2025 (a)                        1,350
--------------------------------------------------------------------------------
    2,000   Osceola County, Florida, School Board, COP, Series A,
            5.25% due 6/01/2027 (a)                                        2,126
--------------------------------------------------------------------------------
      925   Osceola County, Florida, Tourist Development Tax
            Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)              1,001
--------------------------------------------------------------------------------
    1,000   Palm Bay, Florida, Utility System Improvement Revenue
            Bonds, Series A, 5% due 10/01/2025 (h)                         1,056
--------------------------------------------------------------------------------
    1,000   Palm Coast, Florida, Utility System Revenue Bonds, 5%
            due 10/01/2027 (b)                                             1,040
--------------------------------------------------------------------------------
       10   Panther Trace, Florida, Community Development District,
            Special Assessment Revenue Bonds, Series B, 6.50%
            due 5/01/2009                                                     10
--------------------------------------------------------------------------------
            Park Place Community Development District, Florida,
            Special Assessment Revenue Bonds:
      500       6.75% due 5/01/2032                                          531
      985       6.375% due 5/01/2034                                       1,029
--------------------------------------------------------------------------------
    2,080   Pasco County, Florida, Health Facilities Authority, Gross
            Revenue Bonds (Adventist Health System--Sunbelt),
            7% due 10/01/2014 (e)                                          2,536
--------------------------------------------------------------------------------
    1,000   Pasco County, Florida, School Board, COP, Series A, 5%
            due 8/01/2030 (a)                                              1,038
--------------------------------------------------------------------------------
            Peace River/Manasota Regional Water Supply Authority,
            Florida, Utility System Revenue Bonds, Series A (g):
    1,000       5% due 10/01/2030                                          1,046
    1,000       5% due 10/01/2035                                          1,041
--------------------------------------------------------------------------------
    2,000   Pinellas County, Florida, Health Facilities Authority
            Revenue Bonds (BayCare Health System Inc.), 5.75%
            due 11/15/2029                                                 2,137
--------------------------------------------------------------------------------
      800   Pinellas County, Florida, Health Facilities Authority,
            Revenue Refunding Bonds (Pooled Hospital Loan
            Program), DATES, 3.04% due 12/01/2015 (a)(f)                     800
--------------------------------------------------------------------------------
            Polk County, Florida, Public Facilities Revenue Bonds (b):
    1,000       5% due 12/01/2025                                          1,055
    1,300       5% due 12/01/2033                                          1,353
--------------------------------------------------------------------------------
      245   Reunion East Community Development District, Florida,
            Special Assessment, Series B, 5.90% due 11/01/2007               247
--------------------------------------------------------------------------------
    1,000   Saint Johns County, Florida, Sales Tax Revenue Bonds,
            GO, Series A, 5.25% due 10/01/2028 (a)                         1,072
--------------------------------------------------------------------------------
    1,080   Sandy Creek Community Development District, Florida,
            Special Assessment Bonds, Series B, 5%
            due 11/01/2010                                                 1,080
--------------------------------------------------------------------------------
    2,320   South Broward, Florida, Hospital District Revenue Bonds,
            DRIVERS, Series 337, 7.915% due 5/01/2032 (b)(i)               2,750
--------------------------------------------------------------------------------
    1,000   South Kendall, Florida, Community Development
            District, Special Assessment Bonds, Series A, 5.90%
            due 5/01/2035                                                  1,037
--------------------------------------------------------------------------------
            South Lake County, Florida, Hospital District Revenue
            Bonds (South Lake Hospital Inc.):
    1,000       5.80% due 10/01/2034                                       1,040
      995       6.375% due 10/01/2034                                      1,073
--------------------------------------------------------------------------------
      875   Sterling Hill, Florida, Community Development District,
            Capital Improvement Revenue Refunding Bonds,
            Series B, 5.50% due 11/01/2010                                   878
--------------------------------------------------------------------------------
      145   Stoneybrook West, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series B,
            6.45% due 5/01/2010                                              145
--------------------------------------------------------------------------------
    1,200   Tallahassee, Florida, Energy System Revenue Bonds, 5%
            due 10/01/2035 (b)                                             1,249
--------------------------------------------------------------------------------
    1,000   Tamarac, Florida, Capital Improvement Revenue Bonds,
            5% due 10/01/2030 (b)                                          1,042
--------------------------------------------------------------------------------
      150   University of Central Florida, COP (UCF Convocation
            Center), Series A, 5% due 10/01/2035 (h)                         155
--------------------------------------------------------------------------------
    2,860   University of Central Florida (UCF) Athletics Association
            Inc., COP, Series A, 5.25% due 10/01/2034 (h)                  3,032
--------------------------------------------------------------------------------
    1,000   Village Center Community Development District, Florida,
            Utility Revenue Bonds, 5.125% due 10/01/2028 (b)               1,052
--------------------------------------------------------------------------------
    1,460   Vista Lakes Community Development District, Florida,
            Capital Improvement Revenue Bonds, Series A, 6.75%
            due 5/01/2034                                                  1,572
--------------------------------------------------------------------------------
    1,000   Volusia County, Florida, IDA, Student Housing Revenue
            Bonds (Stetson University Project), Series A, 5%
            due 6/01/2035 (c)                                              1,040
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              17

Schedule of Investments (concluded)
                       Merrill Lynch Florida Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
Florida (concluded)
--------------------------------------------------------------------------------
   $1,000   West Villages Improvement District, Florida, Special
            Assessment Revenue Refunding Bonds (Unit of
            Development Number 2), 5.35% due 5/01/2015                  $  1,010
--------------------------------------------------------------------------------
    4,050   Winter Haven, Florida, Utility System Revenue
            Refunding and Improvement Bonds, 5%
            due 10/01/2035 (b)                                             4,217

================================================================================
Maryland--0.8%
--------------------------------------------------------------------------------
    1,000   Baltimore, Maryland, Convention Center Hotel Revenue
            Bonds, Senior Series A, 5.25% due 9/01/2039 (d)                1,069

================================================================================
New Jersey--5.9%
--------------------------------------------------------------------------------
            New Jersey EDA, Cigarette Tax Revenue Bonds:
    1,500       5.50% due 6/15/2024                                        1,563
    4,650       5.75% due 6/15/2029 (l)                                    5,096
    1,020       5.75% due 6/15/2034                                        1,072

================================================================================
Puerto Rico-- 1.9%
--------------------------------------------------------------------------------
    1,365 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds
            (Cogeneration Facility--AES Puerto Rico Project), AMT,
            6.625% due 6/01/2026                                           1,484
--------------------------------------------------------------------------------
    1,000   Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I, 5%
            due 7/01/2036                                                  1,013
--------------------------------------------------------------------------------
            Total Municipal Bonds
            (Cost--$121,533)--97.1%                                      126,723
================================================================================

================================================================================
   Shares
     Held   Mutual Funds
================================================================================
      211   BlackRock Florida Insured Municipal 2008 Term Trust            3,233
--------------------------------------------------------------------------------
            Total Mutual Funds (Cost--$3,496)--2.5%                        3,233
================================================================================

================================================================================
            Short-Term Securities
================================================================================
      302   CMA Florida Municipal Money Fund (n)                             302
       13   Merrill Lynch Institutional Tax-Exempt Fund (n)                   13
--------------------------------------------------------------------------------
            Total Short-Term Securities (Cost--$315)--0.2%                   315
================================================================================
Total Investments (Cost--$125,344*)--99.8%                               130,271

Other Assets Less Liabilities--0.2%                                          251
                                                                        --------
Net Assets--100.0%                                                      $130,522
                                                                        ========
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 125,344
                                                                      =========
      Gross unrealized appreciation ..................                $   5,289
      Gross unrealized depreciation ..................                     (362)
                                                                      ---------
      Net unrealized appreciation ....................                $   4,927
                                                                      =========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   CIFG Insured.
(d)   XL Capital Insured.
(e)   Escrowed to maturity.
(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(g)   FSA Insured.
(h)   FGIC Insured.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   FHA Insured.
(k)   ACA Insured.
(l)   AGC Insured.
(m)   Prerefunded.
(n) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund                  302             $     2
      Merrill Lynch Institutional Tax-Exempt Fund        --             $    --@
      --------------------------------------------------------------------------
      @ Amount is less than $1,000.

      See Notes to Financial Statements.


18      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Schedule of Investments
                    Merrill Lynch New Jersey Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
New Jersey--91.2%
--------------------------------------------------------------------------------
   $2,000   Bergen County, New Jersey, Improvement Authority,
            School District, GO (Wyckoff Township Board of
            Education Project), 5% due 4/01/2032                        $  2,087
--------------------------------------------------------------------------------
            Camden County, New Jersey, Pollution Control
            Financing Authority, Solid Waste Resource Recovery,
            Revenue Refunding Bonds, AMT:
      340       Series A, 7.50% due 12/01/2010                               344
      190       Series B, 7.50% due 12/01/2009                               192
--------------------------------------------------------------------------------
    1,100   Cape May Point, New Jersey, GO, 5.70%
            due 3/15/2013                                                  1,153
--------------------------------------------------------------------------------
    2,450   Delaware River Joint Toll Bridge Commission,
            Pennsylvania and New Jersey, Bridge Revenue Refunding
            Bonds, 5% due 7/01/2024                                        2,539
--------------------------------------------------------------------------------
    4,135   Garden State Preservation Trust of New Jersey, Capital
            Appreciation Revenue Bonds, Series B, 5.24%*
            due 11/01/2027 (d)                                             1,521
--------------------------------------------------------------------------------
            Garden State Preservation Trust of New Jersey, Open
            Space and Farmland Preservation Revenue Bonds,
            Series A (d)(n):
    1,640       5.80% due 11/01/2022                                       1,891
    2,080       5.75% due 11/01/2028                                       2,505
--------------------------------------------------------------------------------
    1,705   Middlesex County, New Jersey, Improvement Authority,
            County--Guaranteed Revenue Bonds (Golf Course
            Projects), 5.25% due 6/01/2026                                 1,831
--------------------------------------------------------------------------------
    1,000   Middlesex County, New Jersey, Pollution Control
            Financing Authority, Revenue Refunding Bonds
            (Amerada Hess Corporation), 6.05% due 9/15/2034                1,072
--------------------------------------------------------------------------------
            New Jersey EDA, Cigarette Tax Revenue Bonds:
      520       5.625% due 6/15/2019                                         551
      590       5.75% due 6/15/2029                                          622
      125       5.50% due 6/15/2031                                          129
      230       5.75% due 6/15/2034                                          242
--------------------------------------------------------------------------------
            New Jersey EDA, EDR (Masonic Charity Foundation of
            New Jersey):
      600       5.25% due 6/01/2024                                          635
      500       5.25% due 6/01/2032                                          527
--------------------------------------------------------------------------------
    2,100   New Jersey EDA, Economic Development Revenue
            Refunding Bonds (Lawrenceville School Project), VRDN,
            Series B, 2.81% due 7/01/2026 (k)                              2,100
--------------------------------------------------------------------------------
            New Jersey EDA, First Mortgage Revenue Bonds:
    1,000       (Lions Gate Project), Series A, 5.875%
                due 1/01/2037                                              1,022
    1,330       (The Presbyterian Home), Series A, 6.375%
                due 11/01/2031                                             1,386
    1,630       (The Presbyterian Home), Series B, 5.75%
                due 11/01/2031                                             1,633
--------------------------------------------------------------------------------
    1,500   New Jersey EDA, First Mortgage Revenue Refunding
            Bonds (The Winchester Gardens at Ward Homestead
            Project), Series A, 5.80% due 11/01/2031                       1,559
--------------------------------------------------------------------------------
    1,250   New Jersey EDA, IDR, Refunding (Newark Airport
            Marriott Hotel), 7% due 10/01/2014                             1,281
--------------------------------------------------------------------------------
            New Jersey EDA, Motor Vehicle Surcharge Revenue
            Bonds, Series A (e):
    1,675       4.95%* due 7/01/2021                                         850
    2,100       5% due 7/01/2029                                           2,186
      880       5% due 7/01/2034                                             912
--------------------------------------------------------------------------------
      425   New Jersey EDA, Retirement Community Revenue Bonds
            (Cedar Crest Village Inc. Facility), Series A, 7.25%
            due 11/15/2031                                                   460
--------------------------------------------------------------------------------
    1,075   New Jersey EDA, Revenue Bonds (American Airlines Inc.
            Project), AMT, 7.10% due 11/01/2031                              875
--------------------------------------------------------------------------------
            New Jersey EDA, School Facilities Construction
            Revenue Bonds:
    1,700       Series L, 5% due 3/01/2030 (d)                             1,767
    1,590       Series O, 5.25% due 3/01/2023                              1,700
--------------------------------------------------------------------------------
    1,000   New Jersey EDA, Solid Waste Disposal Facilities Revenue
            Bonds (Waste Management Inc.), AMT, Series A, 5.30%
            due 6/01/2015                                                  1,051
--------------------------------------------------------------------------------
    3,000   New Jersey EDA, Special Facility Revenue Bonds
            (Continental Airlines Inc. Project), AMT, 6.25%
            due 9/15/2019                                                  2,827
--------------------------------------------------------------------------------
    2,000   New Jersey EDA, State Contract Revenue Refunding
            Bonds (Economic Fund), Series A, 5.25%*
            due 3/15/2021 (e)                                              1,028
--------------------------------------------------------------------------------
    3,500   New Jersey EDA, State Lease Revenue Bonds (State
            Office Buildings Projects), 6.25% due 6/15/2010 (a)(f)         3,889
--------------------------------------------------------------------------------
    2,100   New Jersey EDA, Water Facilities Revenue Refunding
            Bonds (United Water of New Jersey Inc. Project), VRDN,
            Series A, 2.88% due 11/01/2026 (a)(k)                          2,100
--------------------------------------------------------------------------------
            New Jersey Health Care Facilities Financing Authority
            Revenue Bonds:
      500       (Avalon at Hillsborough), AMT, Series A, 6.625%
                due 7/01/2035                                                504
      460       (Children's Specialized Hospital), Series A, 5.50%
                due 7/01/2036                                                478
      750       (Hunterdon Medical Center), Series A, 5.25%
                due 7/01/2025                                                786
    1,000       (Hunterdon Medical Center), Series A, 5.125%
                due 7/01/2035                                              1,017
    1,150       (Pascack Valley Hospital Association), 6.625%
                due 7/01/2036                                              1,148
    1,040       (RWJ Healthcare Corporation), Series B, 5%
                due 7/01/2035 (i)                                          1,063
    2,500       (Robert Wood Johnson University Hospital), 5.75%
                due 7/01/2025 (m)                                          2,657
    1,500       (South Jersey Hospital), 6% due 7/01/2026                  1,602
--------------------------------------------------------------------------------
            New Jersey Health Care Facilities Financing Authority,
            Revenue Refunding Bonds:
      910       (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                              1,017
    1,500       (Bayshore Community Hospital), 5.125%
                due 7/01/2032 (i)                                          1,538
      600       (Capital Health System Inc.), Series A, 5.75%
                due 7/01/2023                                                643
      400       (Trinitas Hospital Obligation Group), 7.40%
                due 7/01/2020                                                449
--------------------------------------------------------------------------------
      800   New Jersey State Educational Facilities Authority,
            Higher Education, Capital Improvement Revenue Bonds,
            Series A, 5.125% due 9/01/2022 (a)                               852
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              19

                    Merrill Lynch New Jersey Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------
            New Jersey State Educational Facilities Authority
            Revenue Bonds:
   $  750       (Georgian Court College Project), Series C, 6.50%
                due 7/01/2033                                           $    838
    1,000       (New Jersey Institute of Technology), Series G,
                5.25% due 7/01/2019 (e)                                    1,071
    1,120       (Public Library Project Grant Issue), Series A, 5.50%
                due 9/01/2019 (a)                                          1,227
    1,000       (Rider University), Series A, 5.125%
                due 7/01/2028 (i)                                          1,045
      715       (Rowan University), Series C, 5.125%
                due 7/01/2028 (e)                                            755
      650       (Rowan University), Series C, 5% due 7/01/2034 (e)           674
--------------------------------------------------------------------------------
    2,175   New Jersey State Housing and Mortgage Financing
            Agency, Capital Fund Program Revenue Bonds,
            Series A, 4.70% due 11/01/2025 (d)                             2,198
--------------------------------------------------------------------------------
    2,770   New Jersey State Housing and Mortgage Financing
            Agency, M/F Revenue Bonds, RIB, AMT, Series 1012,
            6.40% due 11/01/2035 (b)(c)                                    2,762
--------------------------------------------------------------------------------
    1,880   New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Bonds, Series D, 5%
            due 6/15/2020                                                  1,984
--------------------------------------------------------------------------------
            New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Refunding Bonds,
            Series B (e):
    1,560       6.50% due 6/15/2010                                        1,742
      940       6.50% due 6/15/2010 (g)                                    1,054
    1,800       5.50% due 12/15/2021                                       2,071
--------------------------------------------------------------------------------
            New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds:
    1,510       Series B, 5.15%* due 1/01/2035 (a)                           994
    2,500       Series C, 5% due 1/01/2030 (d)                             2,604
--------------------------------------------------------------------------------
    1,000   New Jersey State Turnpike Authority, Turnpike Revenue
            Refunding Bonds, Series A, 5% due 1/01/2027 (b)                1,041
--------------------------------------------------------------------------------
      960   Newark, New Jersey, Health Care Facility Revenue
            Refunding Bonds (New Community Urban Renewal),
            Series A, 5.20% due 6/01/2030 (h)(j)                           1,011
--------------------------------------------------------------------------------
            Port Authority of New York and New Jersey,
            Consolidated Revenue Bonds:
    1,000       85th Series, 5.20% due 9/01/2018                           1,097
    1,000       93rd Series, 6.125% due 6/01/2094                          1,190
--------------------------------------------------------------------------------
            Port Authority of New York and New Jersey, Special
            Obligation Revenue Bonds (JFK International Air
            Terminal LLC), AMT (e):
    1,000       RIB, Series 157, 8.15% due 12/01/2022 (c)                  1,107
    1,750       Series 6, 6.25% due 12/01/2011                             1,939
--------------------------------------------------------------------------------
      600   Port Authority of New York and New Jersey, Special
            Obligation Revenue Refunding Bonds (Versatile
            Structure Obligation), VRDN, Series 3, 3.03%
            due 6/01/2020 (k)                                                600
--------------------------------------------------------------------------------
    1,500   South Jersey Port Corporation of New Jersey, Revenue
            Refunding Bonds, AMT, 5.20% due 1/01/2023                      1,544
--------------------------------------------------------------------------------
    1,195   Tobacco Settlement Financing Corporation of New
            Jersey, Asset-Backed Revenue Bonds, 7% due 6/01/2041           1,365
--------------------------------------------------------------------------------
    2,000   Union County, New Jersey, Utilities Authority, Senior
            Lease Revenue Refunding Bonds (Ogden Martin System
            of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (a)        2,136
--------------------------------------------------------------------------------
            University of Medicine and Dentistry, New Jersey,
            Revenue Bonds, Series A (a):
    1,030       5.50% due 12/01/2027                                       1,119
    1,500       5% due 12/01/2031                                          1,549

================================================================================
Guam--1.8%
--------------------------------------------------------------------------------
      750   Commonwealth of the Northern Mariana Islands,
            Guam, GO, Series A, 6.75% due 10/01/2033                         817
--------------------------------------------------------------------------------
    1,000   Guam Government Waterworks Authority, Water and
            Wastewater System, Revenue Refunding Bonds, 5.875%
            due 7/01/2035                                                  1,051

================================================================================
Puerto Rico--2.8%
--------------------------------------------------------------------------------
      660   Puerto Rico Commonwealth Highway and Transportation
            Authority, Transportation Revenue Refunding Bonds,
            Series K, 5% due 7/01/2045                                       667
--------------------------------------------------------------------------------
    1,170   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series HH, 5.25% due 7/01/2029 (d)                      1,247
--------------------------------------------------------------------------------
    1,345   Puerto Rico Industrial, Medical and Environmental
            Pollution Control Facilities Financing Authority, Special
            Facilities Revenue Bonds (American Airlines Inc.),
            Series A, 6.45% due 12/01/2025                                 1,067

================================================================================
U.S. Virgin Islands--2.2%
--------------------------------------------------------------------------------
    1,400   Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
            due 7/01/2021                                                  1,582
--------------------------------------------------------------------------------
      750   Virgin Islands Public Finance Authority, Refinery
            Facilities Revenue Bonds (Hovensa Refinery), AMT,
            5.875% due 7/01/2022                                             810
--------------------------------------------------------------------------------
            Total Municipal Bonds
            (Cost--$98,860)--98.0%                                       104,179
================================================================================

================================================================================
   Shares
     Held   Short-Term Securities
================================================================================
    1,241   CMA New Jersey Municipal Money Fund (l)                        1,241
--------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$1,241)--1.2%                                           1,241
================================================================================
Total Investments (Cost--$100,101**)--99.2%                              105,420

Other Assets Less Liabilities--0.8%                                          873
                                                                        --------
Net Assets--100.0%                                                      $106,293
                                                                        ========


20      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Schedule of Investments (concluded)
                    Merrill Lynch New Jersey Municipal Bond Fund  (in Thousands)

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..................................                $ 99,987
                                                                       ========
      Gross unrealized appreciation ...................                $  5,538
      Gross unrealized depreciation ...................                    (105)
                                                                       --------
      Net unrealized appreciation .....................                $  5,433
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   Escrowed to maturity.
(h)   GNMA Collateralized.
(i)   Radian Insured.
(j)   FHA Insured.
(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund              1,117            $      8
      --------------------------------------------------------------------------

(m) All or a portion of security held as collateral in connection with open financial futures contracts.
(n)   When-issued security.
o     Financial futures contracts sold as of January 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts         Issue              Date          Value      Appreciation
      --------------------------------------------------------------------------
        170           Ten-Year          March 2006      $18,564       $    130
                 U.S. Treasury Note
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              21

Schedule of Investments
                  Merrill Lynch Pennsylvania Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
Pennsylvania--68.2%
--------------------------------------------------------------------------------
   $4,395   Allegheny County, Pennsylvania, IDA, Commercial
            Development Revenue Refunding Bonds (MPB
            Associates Project), 7.70% due 12/01/2013 (d)               $  5,114
--------------------------------------------------------------------------------
            Allegheny County, Pennsylvania, IDA, Environmental
            Improvement Revenue Refunding Bonds:
    1,000       5.50% due 11/01/2016                                       1,023
    1,500       (USX Corporation), 6.10% due 7/15/2020                     1,558
--------------------------------------------------------------------------------
    1,000   Allegheny County, Pennsylvania, Redevelopment
            Authority, Tax Increment Revenue Bonds (Waterfront
            Project), Series A, 6.30% due 12/15/2018                       1,088
--------------------------------------------------------------------------------
    1,000   Bradford County, Pennsylvania, IDA, Solid Waste
            Disposal Revenue Refunding Bonds (International
            Paper Company Project), AMT, Series B, 5.20%
            due 12/01/2019                                                 1,005
--------------------------------------------------------------------------------
      770   Bucks County, Pennsylvania, IDA, Retirement
            Community Revenue Bonds (Ann's Choice Inc.), Series A,
            5.90% due 1/01/2027                                              777
--------------------------------------------------------------------------------
    1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding
            Bonds (Pennswood Village Project), Series A, 6%
            due 10/01/2027                                                 1,059
--------------------------------------------------------------------------------
    1,000   Delaware County, Pennsylvania, Hospital Authority
            Revenue Bonds, GO (Crozer-Chester Medical Center),
            6.25% due 12/15/2022                                           1,082
--------------------------------------------------------------------------------
    1,000   Delaware Valley, Pennsylvania, Regional Finance
            Authority, Local Government Revenue Bonds, 5.75%
            due 7/01/2032                                                  1,148
--------------------------------------------------------------------------------
      920   Erie-Western Pennsylvania Port Authority Revenue
            Bonds, 6.875% due 6/15/2016                                      947
--------------------------------------------------------------------------------
    1,000   Lancaster County, Pennsylvania, Hospital Authority
            Revenue Bonds (Lancaster General Hospital Project),
            5.50% due 3/15/2026                                            1,045
--------------------------------------------------------------------------------
    1,000   Lebanon County, Pennsylvania, Health Facilities
            Authority, Health Center Revenue Bonds (Pleasant View
            Retirement Project), Series A, 5.30% due 12/15/2026              996
--------------------------------------------------------------------------------
    2,250   Lehigh County, Pennsylvania, General Purpose Authority,
            Hospital Revenue Refunding Bonds (Saint Lukes
            Hospital of Bethlehem), 5.375% due 8/15/2033                   2,315
--------------------------------------------------------------------------------
    1,500   Luzerne County, Pennsylvania, IDA, Water Facility
            Revenue Refunding Bonds, RIB, AMT, Series 1170,
            6.89% due 9/01/2034 (a)(g)                                     1,580
--------------------------------------------------------------------------------
            Mifflin County, Pennsylvania, Hospital Authority,
            Revenue Refunding Bonds (Lewiston Hospital) (f):
    2,550       6.40% due 7/01/2020                                        2,804
    1,000       6.20% due 7/01/2030                                        1,091
--------------------------------------------------------------------------------
    2,500   Northumberland County, Pennsylvania, IDA, Water
            Facilities Revenue Refunding Bonds (Aqua Pennsylvania
            Inc. Project), AMT, 5.05% due 10/01/2039 (c)                   2,555
--------------------------------------------------------------------------------
      300   Pennsylvania Economic Development Financing
            Authority, Solid Waste Disposal Revenue Bonds (Waste
            Management Inc. Project), AMT, Series A, 5.10%
            due 10/01/2027                                                   300
--------------------------------------------------------------------------------
      955   Pennsylvania HFA, S/F Mortgage Revenue Refunding
            Bonds, AMT, Series 59A, 5.80% due 10/01/2029                     980
--------------------------------------------------------------------------------
    2,000   Pennsylvania HFA, S/F Revenue Refunding Bonds, AMT,
            Series 73A, 5.45% due 10/01/2032                               2,052
--------------------------------------------------------------------------------
      500   Pennsylvania State Higher Educational Facilities
            Authority, Revenue Refunding Bonds (Widener
            University), 5.375% due 7/15/2029                                524
--------------------------------------------------------------------------------
    2,500   Pennsylvania State Public School Building Authority,
            School Revenue Bonds, DRIVERS, Series 371, 7.155%
            due 6/01/2011 (d)(g)                                           2,822
--------------------------------------------------------------------------------
    2,500   Pennsylvania State Turnpike Commission, Oil Franchise
            Tax Revenue Bonds, DRIVERS, Series 366, 7.654%
            due 6/01/2011 (b)(g)                                           2,979
--------------------------------------------------------------------------------
      800   Pennsylvania State Turnpike Commission, Turnpike
            Revenue Bonds, DRIVERS, Series 460-Z, 7.654%
            due 6/01/2012 (a)(g)                                             957
--------------------------------------------------------------------------------
    2,000   Philadelphia, Pennsylvania, Airport Revenue Bonds,
            Series A, AMT, 4.75% due 6/15/2035 (b)                         1,953
--------------------------------------------------------------------------------
            Philadelphia, Pennsylvania, Authority for Industrial
            Development, Senior Living Revenue Bonds:
      500       (Rieder House Project), Series A, 6.10%
                due 7/01/2033                                                522
      500       (Saligman House Project), Series C, 6.10%
                due 7/01/2033                                                522
--------------------------------------------------------------------------------
    2,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
            12th Series B, 7% due 5/15/2020 (b)(e)                         2,407
--------------------------------------------------------------------------------
    3,000   Philadelphia, Pennsylvania, Hospitals and Higher
            Education Facilities Authority, Hospital Revenue
            Refunding Bonds (Presbyterian Medical Center), 6.65%
            due 12/01/2019 (e)                                             3,651
--------------------------------------------------------------------------------
      415   Philadelphia, Pennsylvania, Qualified Redevelopment
            Authority Revenue Bonds, AMT, Series B, 5%
            due 4/15/2027 (c)                                                424
--------------------------------------------------------------------------------
    1,400   Sayre, Pennsylvania, Health Care Facilities Authority,
            Revenue Refunding Bonds (Guthrie Healthcare System),
            Series A, 5.875% due 12/01/2031                                1,494
--------------------------------------------------------------------------------
      500   Southcentral General Authority, Pennsylvania, Hospital
            Revenue Bonds (Hanover Hospital, Inc.), 5%
            due 12/01/2030 (f)                                               512
--------------------------------------------------------------------------------
      315   Southcentral General Authority, Pennsylvania, Revenue
            Refunding Bonds (Wellspan Health Obligated), 5.625%
            due 5/15/2026 (e)                                                344
================================================================================
Guam--2.2%
--------------------------------------------------------------------------------
      500   Commonwealth of the Northern Mariana Islands,
            Guam, GO, Series A, 6.75% due 10/01/2033                         544
--------------------------------------------------------------------------------
    1,000   Guam Government Waterworks Authority, Water and
            Wastewater System, Revenue Refunding Bonds, 6%
            due 7/01/2025                                                  1,070


22      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Schedule of Investments (concluded)
                  Merrill Lynch Pennsylvania Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
================================================================================
Puerto Rico--24.1%
--------------------------------------------------------------------------------
   $1,270   Children's Trust Fund Project of Puerto Rico, Tobacco
            Settlement Revenue Refunding Bonds, 5.375% due 5/15/2033    $  1,293
--------------------------------------------------------------------------------
    2,000   Puerto Rico Commonwealth, GO, Refunding, RITR,
            Class R, Series 3, 8.183% due 7/01/2016 (b)(g)                 2,364
--------------------------------------------------------------------------------
    2,000   Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Bonds, Series G, 5% due 7/01/2033                              2,025
--------------------------------------------------------------------------------
    5,060   Puerto Rico Commonwealth, Public Improvement, GO,
            Series A, 5% due 7/01/2034                                     5,129
--------------------------------------------------------------------------------
    1,000   Puerto Rico Municipal Finance Agency, GO, Series A,
            5.25% due 8/01/2025                                            1,061
--------------------------------------------------------------------------------
      750   Puerto Rico Ports Authority, Special Facilities Revenue
            Bonds (American Airlines, Inc.), AMT, Series A, 6.25%
            due 6/01/2026                                                    586
--------------------------------------------------------------------------------
    2,940   Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series D, 5.375%
            due 7/01/2033                                                  3,060
--------------------------------------------------------------------------------
    1,950   Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E, 5.50%
            due 8/01/2029                                                  2,054
================================================================================
U.S. Virgin Islands--2.3%
--------------------------------------------------------------------------------
    1,000   Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
            due 7/01/2021                                                  1,131
--------------------------------------------------------------------------------
      500   Virgin Islands Public Finance Authority, Refinery
            Facilities Revenue Bonds (Hovensa Refinery), AMT,
            6.125% due 7/01/2022                                             548
--------------------------------------------------------------------------------
            Total Municipal Bonds (Cost--$66,475)--96.8%                  70,495
================================================================================

================================================================================
   Shares
     Held   Short-Term Securities
================================================================================
    1,731   CMA Pennsylvania Municipal Money Fund (h)                      1,731
--------------------------------------------------------------------------------
            Total Short-Term Securities (Cost--$1,731)--2.4%               1,731
================================================================================
Total Investments (Cost--$68,206*)--99.2%                                 72,226

Other Assets Less Liabilities--0.8%                                          583
                                                                        --------
Net Assets--100.0%                                                      $ 72,809
                                                                        ========
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................     $68,195
                                                                        =======
      Gross unrealized appreciation ...............................     $ 4,152
      Gross unrealized depreciation ...............................        (121)
                                                                        -------
      Net unrealized appreciation .................................     $ 4,031
                                                                        =======

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   Escrowed to maturity.
(f)   Radian Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund              1,422               $21
      --------------------------------------------------------------------------

o Forward interest rate swaps outstanding as of January 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                    Notional         Unrealized
                                                     Amount         Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.999% and receive a floating rate based on 1-week Bond Market
      Association rate

      Broker, JPMorgan Chase Bank
      Expires August 2026                            $8,000                  $40
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              23

Statements of Assets and Liabilities

                                                                               Merrill Lynch     Merrill Lynch     Merrill Lynch
                                                                                   Florida        New Jersey       Pennsylvania
                                                                                  Municipal        Municipal         Municipal
As of January 31, 2006                                                            Bond Fund        Bond Fund         Bond Fund
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value* ..............    $ 129,955,973     $ 104,179,244     $  70,494,868
           Investments in affiliated securities, at value** ...............          315,510         1,240,729         1,731,038
           Cash ...........................................................          126,501            87,886            46,785
           Unrealized appreciation on forward interest rate swaps .........               --                --            39,968
           Interest receivable ............................................        1,510,935           944,358           743,727
           Receivable for beneficial interest sold ........................          113,066            77,416            78,216
           Dividends receivable ...........................................           13,187                --                --
           Receivable for variation margin ................................               --             7,970                --
           Prepaid expenses ...............................................            8,106            12,626            10,489
                                                                               -------------------------------------------------
           Total assets ...................................................      132,043,278       106,550,229        73,145,091
                                                                               -------------------------------------------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
           Payable for securities purchased ...............................        1,063,340                --                --
           Payable for beneficial interest redeemed .......................          217,045            60,667           187,382
           Dividends payable to shareholders ..............................          132,124            99,704            74,359
           Payable to investment adviser ..................................           57,450            44,028            30,797
           Payable to distributor .........................................           25,119            20,323            17,601
           Payable for other affiliates ...................................            9,411            15,231             7,522
           Accrued expenses ...............................................           16,521            17,196            18,768
                                                                               -------------------------------------------------
           Total liabilities ..............................................        1,521,010           257,149           336,429
                                                                               -------------------------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
           Net assets .....................................................    $ 130,522,268     $ 106,293,080     $  72,808,662
                                                                               =================================================
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
           Class A Shares of beneficial interest, $.10 par value, unlimited
            number of shares authorized ...................................    $     583,753     $     325,019     $     235,718
           Class B Shares of beneficial interest, $.10 par value, unlimited
            number of shares authorized ...................................          295,213           221,308           190,043
           Class C Shares of beneficial interest, $.10 par value, unlimited
            number of shares authorized ...................................          164,832           162,321           131,169
           Class I Shares of beneficial interest, $.10 par value, unlimited
            number of shares authorized ...................................          216,417           291,137            89,889
           Paid-in capital in excess of par ...............................      128,963,811       107,371,607        68,674,936
                                                                               -------------------------------------------------
           Undistributed investment income--net ...........................          123,585           209,455            70,295
           Accumulated realized capital losses--net .......................       (4,752,588)       (7,736,390)         (643,646)
           Unrealized appreciation--net ...................................        4,927,245         5,448,623         4,060,258
                                                                               -------------------------------------------------
           Total accumulated earnings (losses)--net .......................          298,242        (2,078,312)        3,486,907
                                                                               -------------------------------------------------
           Net Assets .....................................................    $ 130,522,268     $ 106,293,080     $  72,808,662
                                                                               =================================================


24      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Statements of Assets and Liabilities (concluded)

                                                                               Merrill Lynch     Merrill Lynch      Merrill Lynch
                                                                                  Florida         New Jersey        Pennsylvania
                                                                                 Municipal         Municipal          Municipal
As of January 31, 2006                                                           Bond Fund         Bond Fund          Bond Fund
================================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
           Class A:
              Net assets ..................................................    $  60,418,231     $  34,569,958     $  26,552,904
                                                                               =================================================
              Shares of beneficial interest outstanding ...................        5,837,532         3,250,193         2,357,180
                                                                               =================================================
              Net asset value .............................................    $       10.35     $       10.64     $       11.26
                                                                               =================================================
           Class B:
              Net assets ..................................................    $  30,607,429     $  23,526,210     $  21,382,486
                                                                               =================================================
              Shares of beneficial interest outstanding ...................        2,952,134         2,213,078         1,900,434
                                                                               =================================================
              Net asset value .............................................    $       10.37     $       10.63     $       11.25
                                                                               =================================================
           Class C:
              Net assets ..................................................    $  17,058,257     $  17,251,485     $  14,759,426
                                                                               =================================================
              Shares of beneficial interest outstanding ...................        1,648,316         1,623,213         1,311,693
                                                                               =================================================
              Net asset value .............................................    $       10.35     $       10.63     $       11.25
                                                                               =================================================
           Class I:
              Net assets ..................................................    $  22,438,351     $  30,945,427     $  10,113,846
                                                                               =================================================
              Shares of beneficial interest outstanding ...................        2,164,173         2,911,366           898,887
                                                                               =================================================
              Net asset value .............................................    $       10.37     $       10.63     $       11.25
                                                                               =================================================
              * Identified cost ...........................................    $ 125,028,728     $  98,860,278     $  66,474,578
                                                                               =================================================
             ** Identified cost for affiliated securities .................    $     315,510     $   1,240,729     $   1,731,038
                                                                               =================================================

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              25

Statements of Operations

                                                                               Merrill Lynch     Merrill Lynch     Merrill Lynch
                                                                                  Florida         New Jersey       Pennsylvania
                                                                                 Municipal         Municipal         Municipal
For the Six Months Ended January 31, 2006                                        Bond Fund         Bond Fund         Bond Fund
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
           Interest .......................................................    $   3,351,141     $   2,607,362     $   1,929,261
           Dividends* .....................................................           79,125             7,907            20,913
                                                                               -------------------------------------------------
           Total income ...................................................        3,430,266         2,615,269         1,950,174
                                                                               -------------------------------------------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .......................................          361,896           280,856           201,681
           Account maintenance and distribution fees--Class B .............           82,289            63,409            57,316
           Account maintenance and distribution fees--Class C .............           47,623            48,914            42,355
           Accounting services ............................................           46,752            44,759            40,505
           Account maintenance fees--Class A ..............................           30,116            17,331            13,155
           Professional fees ..............................................           27,393            27,100            26,278
           Printing and shareholder reports ...............................           19,228            16,825            12,760
           Transfer agent fees--Class A ...................................           10,241             7,224             7,122
           Registration fees ..............................................            8,786             8,213             6,147
           Trustees' fees and expenses ....................................            7,797             7,668             7,266
           Transfer agent fees--Class B ...................................            6,549             6,360             7,150
           Pricing fees ...................................................            5,591             6,532             4,031
           Custodian fees .................................................            5,030             5,313             3,562
           Transfer agent fees--Class I ...................................            3,842             5,376             2,703
           Transfer agent fees--Class C ...................................            3,124             3,931             4,378
           Other ..........................................................            9,780            10,962             8,876
                                                                               -------------------------------------------------
           Total expenses before reimbursement ............................          676,037           560,773           445,285
           Reimbursement of expenses ......................................             (458)           (1,650)           (4,866)
                                                                               -------------------------------------------------
           Total expenses after reimbursement .............................          675,579           559,123           440,419
                                                                               -------------------------------------------------
           Investment income--net .........................................        2,754,687         2,056,146         1,509,755
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments--net ............................................          (49,666)           62,398           150,523
              Futures contracts and swaps--net ............................               --           170,834            79,750
                                                                               -------------------------------------------------
           Total realized gain (loss)--net ................................          (49,666)          233,232           230,273
                                                                               -------------------------------------------------
           Change in unrealized appreciation/depreciation on:
              Investments--net ............................................       (1,178,530)       (1,193,138)       (1,192,303)
              Futures contracts and swaps--net ............................               --            21,126            35,336
                                                                               -------------------------------------------------
           Total change in unrealized appreciation/depreciation--net ......       (1,178,530)       (1,172,012)       (1,156,967)
                                                                               -------------------------------------------------
           Total realized and unrealized loss--net ........................       (1,228,196)         (938,780)         (926,694)
                                                                               -------------------------------------------------
           Net Increase in Net Assets Resulting from Operations ...........    $   1,526,491     $   1,117,366     $     583,061
                                                                               =================================================
              * Dividends from affiliates .................................    $       2,296     $       7,907     $      20,913
                                                                               =================================================

      See Notes to Financial Statements.


26      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Statements of Changes in Net Assets    Merrill Lynch Florida Municipal Bond Fund

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                             2006              2005
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net .................................................    $   2,754,687     $   5,980,015
              Realized gain (loss)--net ..............................................          (49,666)        1,354,628
              Change in unrealized appreciation/depreciation--net ....................       (1,178,530)        2,619,496
                                                                                          -------------------------------
              Net increase in net assets resulting from operations ...................        1,526,491         9,954,139
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net:
                 Class A .............................................................       (1,304,590)       (2,778,903)
                 Class B .............................................................         (646,058)       (1,636,155)
                 Class C .............................................................         (303,722)         (600,865)
                 Class I .............................................................         (500,317)         (962,289)
                                                                                          -------------------------------
              Net decrease in net assets resulting from dividends to shareholders ....       (2,754,687)       (5,978,212)
                                                                                          -------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
              Net decrease in net assets derived from beneficial interest transactions          (52,159)       (4,460,831)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
              Total decrease in net assets ...........................................       (1,280,355)         (484,904)
              Beginning of period ....................................................      131,802,623       132,287,527
                                                                                          -------------------------------
              End of period* .........................................................    $ 130,522,268     $ 131,802,623
                                                                                          ===============================
                 * Undistributed investment income--net ..............................    $     123,585     $     123,585
                                                                                          ===============================

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              27

Statements of Changes in Net Assets
                                    Merrill Lynch New Jersey Municipal Bond Fund

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             2006               2005
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net .................................................    $   2,056,146     $   4,389,634
              Realized gain--net .....................................................          233,232         1,989,997
              Change in unrealized appreciation/depreciation--net ....................       (1,172,012)        2,691,716
                                                                                          -------------------------------
              Net increase in net assets resulting from operations ...................        1,117,366         9,071,347
                                                                                          -------------------------------
=========================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net:
                 Class A .............................................................         (717,454)       (1,490,173)
                 Class B .............................................................         (473,086)       (1,205,519)
                 Class C .............................................................         (296,193)         (603,550)
                 Class I .............................................................         (546,890)       (1,038,240)
              Realized gain--net:
                 Class A .............................................................          (12,456)               --
                 Class B .............................................................           (8,754)               --
                 Class C .............................................................           (6,080)               --
                 Class I .............................................................           (9,352)               --
                                                                                          -------------------------------
              Net decrease in net assets resulting from dividends and distributions to
               shareholders ..........................................................       (2,070,265)       (4,337,482)
                                                                                          -------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
              Net increase in net assets derived from beneficial interest transactions        4,369,977         3,429,108
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
              Total increase in net assets ...........................................        3,417,078         8,162,973
              Beginning of period ....................................................      102,876,002        94,713,029
                                                                                          -------------------------------
              End of period* .........................................................    $ 106,293,080     $ 102,876,002
                                                                                          ===============================
                 * Undistributed investment income--net ..............................    $     209,455     $     186,932
                                                                                          ===============================

      See Notes to Financial Statements.


28      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

Statements of Changes in Net Assets
                                  Merrill Lynch Pennsylvania Municipal Bond Fund

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                             2006              2005
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net .................................................    $   1,509,755     $   3,189,482
              Realized gain--net .....................................................          230,273           606,108
              Change in unrealized appreciation/depreciation--net ....................       (1,156,967)        1,256,272
                                                                                          -------------------------------
              Net increase in net assets resulting from operations ...................          583,061         5,051,862
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
              Investment income--net:
                 Class A .............................................................         (568,388)       (1,149,528)
                 Class B .............................................................         (448,532)       (1,052,997)
                 Class C .............................................................         (269,165)         (524,250)
                 Class I .............................................................         (220,708)         (457,845)
                                                                                          -------------------------------
              Net decrease in net assets resulting from dividends to shareholders ....       (1,506,793)       (3,184,620)
                                                                                          -------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
              Net increase (decrease) in net assets derived from beneficial interest
               transactions ..........................................................          177,489        (6,288,632)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
              Total decrease in net assets ...........................................         (746,243)       (4,421,390)
              Beginning of period ....................................................       73,554,905        77,976,295
                                                                                          -------------------------------
              End of period* .........................................................    $  72,808,662     $  73,554,905
                                                                                          ===============================
                 * Undistributed investment income--net ..............................    $      70,295     $      67,333
                                                                                          ===============================

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              29

Financial Highlights                                                     Class A

                                                                            Merrill Lynch Florida Municipal Bond Fund
                                                             ----------------------------------------------------------------------
                                                              For the Six
                                                             Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived     January 31,     -----------------------------------------------------
from information provided in the financial statements.           2006            2005           2004           2003           2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.45        $  10.14       $  10.04       $  10.19       $  10.13
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .23+            .48+           .52+           .52+           .51
                   Realized and unrealized gain (loss)--net       (.10)            .31            .10           (.15)           .06
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .13             .79            .62            .37            .57
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.23)           (.48)          (.52)          (.52)          (.51)
                      Realized gain--net ..................         --              --             --             --             --
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.23)           (.48)          (.52)          (.52)          (.51)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.35        $  10.45       $  10.14       $  10.04       $  10.19
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       1.23%@@         7.98%          6.24%          3.66%          5.81%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........        .88%*           .89%           .87%           .88%           .89%
                                                              =====================================================================
                   Expenses ...............................        .88%*           .89%           .88%           .88%           .89%
                                                              =====================================================================
                   Investment income--net .................       4.33%*          4.68%          5.05%          5.08%          5.07%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 60,418        $ 59,586       $ 57,521       $ 57,610       $ 43,909
                                                              =====================================================================
                   Portfolio turnover .....................      29.67%          54.26%         31.83%         45.50%         41.29%
                                                              =====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


30      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

          Merrill Lynch New Jersey Municipal Bond Fund                      Merrill Lynch Pennsylvania Municipal Bond Fund
---------------------------------------------------------------     -------------------------------------------------------------
  For the Six                                                       For the Six
 Months Ended              For the Year Ended July 31,              Months Ended             For the Year Ended July 31,
  January 31,   -----------------------------------------------      January 31,  -----------------------------------------------
     2006          2005         2004         2003         2002         2006          2005         2004         2003         2002
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $  10.73      $  10.24     $  10.22     $  10.43     $  10.48     $  11.41      $  11.13     $  11.05     $  11.17     $  11.00
---------------------------------------------------------------------------------------------------------------------------------
       .22+          .47+         .51+         .50+         .48          .25+          .50+         .51+         .53+         .53
      (.09)          .48          .01         (.21)        (.05)        (.15)          .28          .08         (.12)         .17
---------------------------------------------------------------------------------------------------------------------------------
       .13           .95          .52          .29          .43          .10           .78          .59          .41          .70
---------------------------------------------------------------------------------------------------------------------------------

      (.22)         (.46)        (.50)        (.50)        (.48)        (.25)         (.50)        (.51)        (.53)        (.53)
        --@           --           --           --           --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
      (.22)         (.46)        (.50)        (.50)        (.48)        (.25)         (.50)        (.51)        (.53)        (.53)
---------------------------------------------------------------------------------------------------------------------------------
  $  10.64      $  10.73     $  10.24     $  10.22     $  10.43     $  11.26      $  11.41     $  11.13     $  11.05     $  11.17
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
      1.28%@@       9.49%        5.14%        2.76%        4.22%         .85%@@       7.16%        5.37%        3.69%        6.50%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
       .94%*         .93%         .91%         .93%         .94%         .99%*        1.01%         .98%         .98%        1.00%
=================================================================================================================================
       .94%*         .94%         .92%         .93%         .94%        1.00%*        1.02%        1.00%         .99%        1.00%
=================================================================================================================================
      4.18%*        4.45%        4.85%        4.79%        4.63%        4.33%*        4.45%        4.50%        4.69%        4.78%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $ 34,570      $ 34,618     $ 32,863     $ 27,868     $ 22,745     $ 26,553      $ 26,024     $ 25,432     $ 23,460     $ 16,295
=================================================================================================================================
     12.26%        69.66%       30.76%       39.93%       41.39%       23.24%        36.25%       66.08%       34.92%       30.23%
=================================================================================================================================


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              31

Financial Highlights (continued)                                         Class B

                                                                             Merrill Lynch Florida Municipal Bond Fund
                                                             ----------------------------------------------------------------------
                                                              For the Six
                                                             Months Ended                   For the Year Ended July 31,
The following per share data and ratios have been derived     January 31,     -----------------------------------------------------
from information provided in the financial statements.           2006            2005           2004           2003           2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.47        $  10.15       $  10.06       $  10.20       $  10.14
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .18+            .44+           .48+           .48+           .47
                   Realized and unrealized gain (loss)--net       (.07)            .32            .09           (.14)           .06
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .11             .76            .57            .34            .53
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.21)           (.44)          (.48)          (.48)          (.47)
                      Realized gain--net ..................         --              --             --             --             --
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.21)           (.44)          (.48)          (.48)          (.47)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.37        $  10.47       $  10.15       $  10.06       $  10.20
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       1.02%@@         7.65%          5.70%          3.35%          5.38%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       1.29%*          1.30%          1.28%          1.28%          1.29%
                                                              =====================================================================
                   Expenses ...............................       1.29%*          1.30%          1.28%          1.28%          1.29%
                                                              =====================================================================
                   Investment income--net .................       3.93%*          4.29%          4.64%          4.67%          4.65%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 30,607        $ 35,340       $ 41,705       $ 61,098       $ 73,034
                                                              =====================================================================
                   Portfolio turnover .....................      29.67%          54.26%         31.83%         45.50%         41.29%
                                                              =====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


32      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

         Merrill Lynch New Jersey Municipal Bond Fund                       Merrill Lynch Pennsylvania Municipal Bond Fund
---------------------------------------------------------------    --------------------------------------------------------------
  For the Six                                                      For the Six
 Months Ended              For the Year Ended July 31,             Months Ended              For the Year Ended July 31,
  January 31,   -----------------------------------------------     January 31,   -----------------------------------------------
     2006          2005         2004         2003         2002         2006          2005         2004         2003         2002
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $  10.73      $  10.24     $  10.22     $  10.43     $  10.48     $  11.39      $  11.12     $  11.03     $  11.16     $  10.99
---------------------------------------------------------------------------------------------------------------------------------
       .20+          .43+         .46+         .46+         .44          .22+          .46+         .46+         .49+         .48
      (.10)          .48          .02         (.22)        (.05)        (.14)          .27          .09         (.14)         .17
---------------------------------------------------------------------------------------------------------------------------------
       .10           .91          .48          .24          .39          .08           .73          .55          .35          .65
---------------------------------------------------------------------------------------------------------------------------------

      (.20)         (.42)        (.46)        (.45)        (.44)        (.22)         (.46)        (.46)        (.48)        (.48)
        --@           --           --           --           --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
      (.20)         (.42)        (.46)        (.45)        (.44)        (.22)         (.46)        (.46)        (.48)        (.48)
---------------------------------------------------------------------------------------------------------------------------------
  $  10.63      $  10.73     $  10.24     $  10.22     $  10.43     $  11.25      $  11.39     $  11.12     $  11.03     $  11.16
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
       .98%@@       9.04%        4.71%        2.34%        3.80%         .73%@@       6.63%        5.04%        3.18%        6.07%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
      1.35%*        1.34%        1.32%        1.34%        1.35%        1.40%*        1.42%        1.38%        1.39%        1.40%
=================================================================================================================================
      1.35%*        1.35%        1.33%        1.34%        1.35%        1.41%*        1.43%        1.40%        1.40%        1.40%
=================================================================================================================================
      3.77%*        4.06%        4.44%        4.37%        4.21%        3.92%*        4.05%        4.09%        4.31%        4.36%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $ 23,526      $ 26,893     $ 31,781     $ 44,968     $ 62,716     $ 21,382      $ 23,965     $ 28,749     $ 43,099     $ 54,421
=================================================================================================================================
     12.26%        69.66%       30.76%       39.93%       41.39%       23.24%        36.25%       66.08%       34.92%       30.23%
=================================================================================================================================


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              33

Financial Highlights (continued)                                         Class C

                                                                             Merrill Lynch Florida Municipal Bond Fund
                                                             ----------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived     January 31,     -----------------------------------------------------
from information provided in the financial statements.           2006            2005           2004           2003           2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.45        $  10.14       $  10.04       $  10.18       $  10.13
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .21+            .43+           .47+           .47+           .46
                   Realized and unrealized gain (loss)--net       (.11)            .31            .10           (.14)           .05
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .10             .74            .57            .33            .51
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.20)           (.43)          (.47)          (.47)          (.46)
                      Realized gain--net ..................         --              --             --             --             --
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.20)           (.43)          (.47)          (.47)          (.46)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.35        $  10.45       $  10.14       $  10.04       $  10.18
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....        .97%@@         7.44%          5.70%          3.24%          5.17%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       1.39%*          1.40%          1.38%          1.38%          1.39%
                                                              =====================================================================
                   Expenses ...............................       1.39%*          1.40%          1.38%          1.39%          1.39%
                                                              =====================================================================
                   Investment income--net .................       3.83%*          4.17%          4.54%          4.57%          4.56%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 17,058        $ 16,229       $ 13,381       $ 14,759       $ 10,489
                                                              =====================================================================
                   Portfolio turnover .....................      29.67%          54.26%         31.83%         45.50%         41.29%
                                                              =====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


34      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

          Merrill Lynch New Jersey Municipal Bond Fund                     Merrill Lynch Pennsylvania Municipal Bond Fund
---------------------------------------------------------------    -------------------------------------------------------------
  For the Six                                                      For the Six
 Months Ended              For the Year Ended July 31,             Months Ended              For the Year Ended July 31,
  January 31,   -----------------------------------------------     January 31,   ----------------------------------------------
     2006          2005         2004         2003         2002         2006          2005         2004        2003         2002
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $  10.73      $  10.24     $  10.21     $  10.42     $  10.47     $  11.39      $  11.12     $  11.03    $  11.16     $  10.99
---------------------------------------------------------------------------------------------------------------------------------
       .20+          .41+         .45+         .45+         .43          .22+          .45+         .45+        .47+         .47
      (.11)          .49          .02         (.22)        (.05)        (.14)          .26          .09        (.13)         .17
---------------------------------------------------------------------------------------------------------------------------------
       .09           .90          .47          .23          .38          .08           .71          .54         .34          .64
---------------------------------------------------------------------------------------------------------------------------------

      (.19)         (.41)        (.44)        (.44)        (.43)        (.22)         (.44)        (.45)       (.47)        (.47)
        --@           --           --           --           --           --            --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
      (.19)         (.41)        (.44)        (.44)        (.43)        (.22)         (.44)        (.45)       (.47)        (.47)
---------------------------------------------------------------------------------------------------------------------------------
  $  10.63      $  10.73     $  10.24     $  10.21     $  10.42     $  11.25      $  11.39     $  11.12    $  11.03     $  11.16
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
       .93%@@       8.94%        4.71%        2.24%        3.70%         .68%@@       6.53%        4.93%       3.07%        5.96%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
      1.44%*        1.44%        1.42%        1.44%        1.45%        1.50%*        1.52%        1.49%       1.49%        1.51%
=================================================================================================================================
      1.45%*        1.45%        1.43%        1.44%        1.45%        1.51%*        1.53%        1.50%       1.49%        1.51%
=================================================================================================================================
      3.68%*        3.94%        4.34%        4.28%        4.12%        3.82%*        3.94%        3.99%       4.18%        4.27%
=================================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
  $ 17,251      $ 16,040     $ 14,903     $ 15,505     $ 13,375     $ 14,759      $ 13,626     $ 13,260    $ 13,309     $  9,309
=================================================================================================================================
     12.26%        69.66%       30.76%       39.93%       41.39%       23.24%        36.25%       66.08%      34.92%       30.23%
=================================================================================================================================


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              35

Financial Highlights (concluded)                                         Class I

                                                                             Merrill Lynch Florida Municipal Bond Fund
                                                             ----------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived     January 31,     -----------------------------------------------------
from information provided in the financial statements.           2006            2005           2004           2003           2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.47        $  10.15       $  10.06       $  10.20       $  10.14
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .25+            .49+           .53+           .53+           .52
                   Realized and unrealized gain (loss)--net       (.12)            .32            .09           (.14)           .06
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .13             .81            .62            .39            .58
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.23)           (.49)          (.53)          (.53)          (.52)
                      Realized gain--net ..................         --              --             --             --             --
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.23)           (.49)          (.53)          (.53)          (.52)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.37        $  10.47       $  10.15       $  10.06       $  10.20
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       1.28%@@         8.19%          6.24%          3.87%          5.91%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........        .78%*           .79%           .78%           .77%           .79%
                                                              =====================================================================
                   Expenses ...............................        .78%*           .79%           .78%           .78%           .79%
                                                              =====================================================================
                   Investment income--net .................       4.43%*          4.78%          5.15%          5.18%          5.16%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 22,438        $ 20,647       $ 19,681       $ 22,053       $ 25,886
                                                              =====================================================================
                   Portfolio turnover .....................      29.67%          54.26%         31.83%         45.50%         41.29%
                                                              =====================================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


36      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

           Merrill Lynch New Jersey Municipal Bond Fund                   Merrill Lynch Pennsylvania Municipal Bond Fund
--------------------------------------------------------------   ---------------------------------------------------------------
  For the Six                                                     For the Six
 Months Ended             For the Year Ended July 31,            Months Ended              For the Year Ended July 31,
  January 31,   ----------------------------------------------    January 31,    -----------------------------------------------
     2006          2005         2004         2003        2002         2006          2005         2004         2003         2002
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
  $  10.73      $  10.24     $  10.21     $  10.43    $  10.48     $  11.39      $  11.12     $  11.03     $  11.16     $  10.99
---------------------------------------------------------------------------------------------------------------------------------
       .22+          .48+         .52+         .50+        .49          .25+          .51+         .52+         .54+         .54
      (.09)          .48          .02         (.21)       (.05)        (.14)          .27          .08         (.13)         .17
---------------------------------------------------------------------------------------------------------------------------------
       .13           .96          .54          .29         .44          .11           .78          .60          .41          .71
---------------------------------------------------------------------------------------------------------------------------------

      (.23)         (.47)        (.51)        (.51)       (.49)        (.25)         (.51)        (.51)        (.54)        (.54)
        --@           --           --           --          --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
      (.23)         (.47)        (.51)        (.51)       (.49)        (.25)         (.51)        (.51)        (.54)        (.54)
---------------------------------------------------------------------------------------------------------------------------------
  $  10.63      $  10.73     $  10.24     $  10.21    $  10.43     $  11.25      $  11.39     $  11.12     $  11.03     $  11.16
===================================================================================================================================

===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
      1.24%@@       9.60%        5.35%        2.75%       4.33%         .99%@@       7.17%        5.57%        3.69%        6.61%
===================================================================================================================================

===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
       .84%*         .83%         .81%         .83%        .84%         .89%*         .91%         .88%         .88%         .90%
===================================================================================================================================
       .84%*         .84%         .82%         .83%        .84%         .90%*         .92%         .89%         .89%         .90%
===================================================================================================================================
      4.28%*        4.54%        4.93%        4.88%       4.72%        4.43%*        4.55%        4.60%        4.81%        4.88%
===================================================================================================================================

===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
  $ 30,945      $ 25,325     $ 15,166     $ 23,582    $ 20,723     $ 10,114      $  9,939     $ 10,536     $ 11,296     $ 12,104
===================================================================================================================================
     12.26%        69.66%       30.76%       39.93%      41.39%       23.24%        36.25%       66.08%       34.92%       30.23%
===================================================================================================================================


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              37

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund (the "Funds" or individually as the "Fund") are part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Each Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


38      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Each Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2006, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:

--------------------------------------------------------------------------------
                                      Investment                   Reimbursement
--------------------------------------------------------------------------------
Merrill Lynch Florida           CMA Florida Municipal
  Municipal Bond Fund             Money Fund                              $  445
                                Merrill Lynch Institutional
                                  Tax-Exempt Fund                         $   13
--------------------------------------------------------------------------------
Merrill Lynch New Jersey        CMA New Jersey Municipal
  Municipal Bond Fund             Money Fund                              $1,650
--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania      CMA Pennsylvania Municipal
  Municipal Bond Fund             Money Fund                              $4,866
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ........................................       .10%             --
Class B ........................................       .25%            .25%
Class C ........................................       .25%            .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to each Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each of the Funds' Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                   Merrill Lynch   Merrill Lynch   Merrill Lynch
                                      Florida       New Jersey      Pennsylvania
                                     Municipal       Municipal       Municipal
                                     Bond Fund       Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Class A:
FAMD .............................    $ 3,129         $   644         $ 1,233
MLPF&S ...........................    $25,407         $ 5,343         $11,647
--------------------------------------------------------------------------------
Class I:
FAMD .............................    $ 2,539         $ 1,417         $ 1,051
MLPF&S ...........................    $30,919         $12,295         $11,197
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              39

For the six months ended January 31, 2006, MLPF&S received contingent deferred sales charges of each of the Funds' Class B and Class C Shares as follows:

--------------------------------------------------------------------------------
                                 Merrill Lynch    Merrill Lynch    Merrill Lynch
                                    Florida         New Jersey      Pennsylvania
                                   Municipal        Municipal        Municipal
                                   Bond Fund        Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Class B .......................     $16,080          $7,887           $4,692
Class C .......................     $12,169          $  523           $   30
--------------------------------------------------------------------------------

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers in Class A Shares as follows:

--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund .........................         $833
Merrill Lynch New Jersey Municipal Bond Fund ......................         $  9
Merrill Lynch Pennsylvania Municipal Bond Fund ....................           --
--------------------------------------------------------------------------------

For the six months ended January 31, 2006, the Funds reimbursed FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund ........................        $1,374
Merrill Lynch New Jersey Municipal Bond Fund .....................        $1,095
Merrill Lynch Pennsylvania Municipal Bond Fund ...................        $  795
--------------------------------------------------------------------------------

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is each Fund's transfer agent.

Certain officers and/or trustees of the Funds are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                      Purchases         Sales
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal
  Bond Fund ......................................   $39,025,030     $38,116,218
Merrill Lynch New Jersey Municipal
  Bond Fund ......................................   $12,545,725     $17,687,614
Merrill Lynch Pennsylvania Municipal
  Bond Fund ......................................   $16,505,910     $16,305,845
--------------------------------------------------------------------------------

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions for the six months ended January 31, 2006 and the year ended July 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                    For the Six     For the Year
                                                   Months Ended         Ended
                                                    January 31,       July 31,
                                                       2006             2005
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal
  Bond Fund .....................................  $   (52,159)     $(4,460,831)
Merrill Lynch New Jersey Municipal
  Bond Fund .....................................  $ 4,369,977      $ 3,429,108
Merrill Lynch Pennsylvania Municipal
  Bond Fund .....................................  $   177,489      $(6,288,632)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           273,524       $  2,838,414
Automatic conversion of shares ...........           121,980          1,263,078
Shares issued to shareholders in
  reinvestment of dividends ..............            44,945            466,455
                                                  -----------------------------
Total issued .............................           440,449          4,567,947
Shares redeemed ..........................          (305,382)        (3,171,043)
                                                  -----------------------------
Net increase .............................           135,067       $  1,396,904
                                                  =============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           853,541       $  8,841,929
Automatic conversion of shares ...........           229,334          2,370,126
Shares issued to shareholders in
  reinvestment of dividends ..............            97,373          1,008,003
                                                  -----------------------------
Total issued .............................         1,180,248         12,220,058
Shares redeemed ..........................        (1,152,029)       (11,915,967)
                                                  -----------------------------
Net increase .............................            28,219       $    304,091
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            37,430       $    388,350
Shares issued to shareholders in
  reinvestment of dividends ..............            17,746            184,565
                                                  -----------------------------
Total issued .............................            55,176            572,915
                                                  -----------------------------
Automatic conversion of shares ...........          (121,744)        (1,263,078)
Shares redeemed ..........................          (357,531)        (3,721,501)
                                                  -----------------------------
Total redeemed ...........................          (479,275)        (4,984,579)
                                                  -----------------------------
Net decrease .............................          (424,099)      $ (4,411,664)
                                                  =============================


40      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            94,359       $    976,357
Shares issued to shareholders in
  reinvestment of dividends ..............            49,607            514,120
                                                  -----------------------------
Total issued .............................           143,966          1,490,477
                                                  -----------------------------
Automatic conversion of shares ...........          (228,947)        (2,370,126)
Shares redeemed ..........................          (645,659)        (6,679,715)
                                                  -----------------------------
Total redeemed ...........................          (874,606)        (9,049,841)
                                                  -----------------------------
Net decrease .............................          (730,640)      $ (7,559,364)
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           323,592       $  3,354,103
Shares issued to shareholders in
  reinvestment of dividends ..............            11,591            120,280
                                                  -----------------------------
Total issued .............................           335,183          3,474,383
Shares redeemed ..........................          (240,082)        (2,493,324)
                                                  -----------------------------
Net increase .............................            95,101       $    981,059
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           529,289       $  5,500,348
Shares issued to shareholders in
  reinvestment of dividends ..............            21,406            221,728
                                                  -----------------------------
Total issued .............................           550,695          5,722,076
Shares redeemed ..........................          (317,402)        (3,288,227)
                                                  -----------------------------
Net increase .............................           233,293       $  2,433,849
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           446,756       $  4,635,062
Shares issued to shareholders in
  reinvestment of dividends ..............            16,839            175,098
                                                  -----------------------------
Total issued .............................           463,595          4,810,160
Shares redeemed ..........................          (272,022)        (2,828,618)
                                                  -----------------------------
Net increase .............................           191,573       $  1,981,542
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           280,520       $  2,901,857
Shares issued to shareholders in
  reinvestment of dividends ..............            38,167            395,769
                                                  -----------------------------
Total issued .............................           318,687          3,297,626
Shares redeemed ..........................          (284,189)        (2,937,033)
                                                  -----------------------------
Net increase .............................            34,498       $    360,593
                                                  =============================

-------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            64,387       $    685,385
Automatic conversion of shares ...........            62,794            666,506
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            35,710            379,578
                                                  -----------------------------
Total issued .............................           162,891          1,731,469
Shares redeemed ..........................          (137,646)        (1,464,001)
                                                  -----------------------------
Net increase .............................            25,245       $    267,468
                                                  =============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           110,260       $  1,168,660
Automatic conversion of shares ...........           209,325          2,210,673
Shares issued to shareholders in
  reinvestment of dividends ..............            74,157            783,996
                                                  -----------------------------
Total issued .............................           393,742          4,163,329
Shares redeemed ..........................          (376,540)        (3,979,586)
                                                  -----------------------------
Net increase .............................            17,202       $    183,743
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            30,841       $    327,378
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            19,298            205,087
                                                  -----------------------------
Total issued .............................            50,139            532,465
                                                  -----------------------------
Automatic conversion of shares ...........           (62,837)          (666,506)
Shares redeemed ..........................          (280,891)        (2,976,286)
                                                  -----------------------------
Total redeemed ...........................          (343,728)        (3,642,792)
                                                  -----------------------------
Net decrease .............................          (293,589)      $ (3,110,327)
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           132,994       $  1,398,646
Shares issued to shareholders in
  reinvestment of dividends ..............            50,657            534,714
                                                  -----------------------------
Total issued .............................           183,651          1,933,360
                                                  -----------------------------
Automatic conversion of shares ...........          (209,415)        (2,210,673)
Shares redeemed ..........................          (571,445)        (6,060,405)
                                                  -----------------------------
Total redeemed ...........................          (780,860)        (8,271,078)
                                                  -----------------------------
Net decrease .............................          (597,209)      $ (6,337,718)
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           215,123       $  2,280,393
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            13,857            147,210
                                                  -----------------------------
Total issued .............................           228,980          2,427,603
Shares redeemed ..........................          (101,199)        (1,078,483)
                                                  -----------------------------
Net increase .............................           127,781       $  1,349,120
                                                  =============================


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              41

-------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           236,223       $  2,498,568
Shares issued to shareholders in
  reinvestment of dividends ..............            28,197            297,822
                                                  -----------------------------
Total issued .............................           264,420          2,796,390
Shares redeemed ..........................          (224,867)        (2,374,940)
                                                  -----------------------------
Net increase .............................            39,553       $    421,450
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           627,585       $  6,681,463
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            17,442            185,311
                                                  -----------------------------
Total issued .............................           645,027          6,866,774
Shares redeemed ..........................           (94,437)        (1,003,058)
                                                  -----------------------------
Net increase .............................           550,590       $  5,863,716
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,133,504       $ 11,842,792
Shares issued to shareholders in
  reinvestment of dividends ..............            35,848            378,574
                                                  -----------------------------
Total issued .............................         1,169,352         12,221,366
Shares redeemed ..........................          (289,843)        (3,059,733)
                                                  -----------------------------
Net increase .............................           879,509       $  9,161,633
                                                  =============================

-------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           102,976       $  1,164,135
Automatic conversion of shares ...........            67,295            758,223
Shares issued to shareholders in
  reinvestment of dividends ..............            25,559            288,843
                                                  -----------------------------
Total issued .............................           195,830          2,211,201
Shares redeemed ..........................          (120,241)        (1,358,984)
                                                  -----------------------------
Net increase .............................            75,589       $    852,217
                                                  =============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           111,903       $  1,274,747
Automatic conversion of shares ...........           189,494          2,148,323
Shares issued to shareholders in
  reinvestment of dividends ..............            50,337            571,748
                                                  -----------------------------
Total issued .............................           351,734          3,994,818
Shares redeemed ..........................          (354,711)        (4,024,918)
                                                  -----------------------------
Net decrease .............................            (2,977)      $    (30,100)
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            18,962       $    215,523
Shares issued to shareholders in
  reinvestment of dividends ..............            20,375            230,042
                                                  -----------------------------
Total issued .............................            39,337            445,565
                                                  -----------------------------
Automatic conversion of shares ...........           (67,382)          (758,223)
Shares redeemed ..........................          (175,060)        (1,972,318)
                                                  -----------------------------
Total redeemed ...........................          (242,442)        (2,730,541)
                                                  -----------------------------
Net decrease .............................          (203,105)      $ (2,284,976)
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            75,859       $    864,464
Shares issued to shareholders in
  reinvestment of dividends ..............            47,174            535,066
                                                  -----------------------------
Total issued .............................           123,033          1,399,530
                                                  -----------------------------
Automatic conversion of shares ...........          (189,706)        (2,148,323)
Shares redeemed ..........................          (415,338)        (4,706,022)
                                                  -----------------------------
Total redeemed ...........................          (605,044)        (6,854,345)
                                                  -----------------------------
Net decrease .............................          (482,011)      $ (5,454,815)
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           156,313       $  1,765,420
Shares issued to shareholders in
  reinvestment of dividends ..............            13,444            151,786
                                                  -----------------------------
Total issued .............................           169,757          1,917,206
Shares redeemed ..........................           (54,030)          (609,128)
                                                  -----------------------------
Net increase .............................           115,727       $  1,308,078
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           157,442       $  1,789,381
Shares issued to shareholders in
  reinvestment of dividends ..............            27,240            309,029
                                                  -----------------------------
Total issued .............................           184,682          2,098,410
Shares redeemed ..........................          (181,224)        (2,057,437)
                                                  -----------------------------
Net increase .............................             3,458       $     40,973
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           112,703       $  1,271,392
Shares issued to shareholders in
  reinvestment of dividends ..............             9,123            103,008
                                                  -----------------------------
Total issued .............................           121,826          1,374,400
Shares redeemed ..........................           (95,334)        (1,072,230)
                                                  -----------------------------
Net increase .............................            26,492       $    302,170
                                                  =============================


42      SEMI-ANNUAL REPORTS                     JANUARY 31, 2006

-------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           112,623       $  1,276,736
Shares issued to shareholders in
  reinvestment of dividends ..............            19,901            225,744
                                                  -----------------------------
Total issued .............................           132,524          1,502,480
Shares redeemed ..........................          (207,663)        (2,347,170)
                                                  -----------------------------
Net decrease .............................           (75,139)      $   (844,690)
                                                  =============================

5. Short-Term Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Funds pay a commitment fee of .07% per annum based on the Funds' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Funds' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the six months ended January 31, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

Florida Municipal Bond Fund

On July 31, 2005, the Fund had a net capital loss carryforward of $4,273,409, of which $3,155,081 expires in 2008 and $1,118,328 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

New Jersey Municipal Bond Fund

On July 31, 2005, the Fund had a net capital loss carryforward of $7,479,347, of which $5,668,985 expires in 2009 and $1,810,362 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Pennsylvania Municipal Bond Fund

On July 31, 2005, the Fund had a net capital loss carryforward of $595,592, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        SEMI-ANNUAL REPORTS                     JANUARY 31, 2006              43

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Of Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                               #MBFLNJPA -- 1/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Multi-State Municipal Series Trust

Date: March 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Multi-State Municipal Series Trust

Date: March 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Multi-State Municipal Series Trust

Date: March 20, 2006